UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-7987
                                   ---------

Dean Family of Funds
(Exact name of registrant as specified in charter)

2480 Kettering Tower
Dayton, OH                                           45423
----------------------------------------------------------
(Address of principal executive offices)             (Zip code)

Debra E. Rindler
Dean Investment Associates, LLC
2480 Kettering Tower
Dayton, OH 45423
------------------------------------
(Name and address of agent for service)

Registrant's telephone number, including area code: 800-327-3656

Date of fiscal year end:   3/31
                        ------------

Date of reporting period:  3/31/04
                         -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.

[logo]

Dean Investment Associates
--------------------------
      Dean Family of Funds

Large Cap Value Fund

Small Cap Value Fund

Balanced Fund

International Fund




[logo]

Annual Report

March 31, 2004

CHAIRMAN AND PRESIDENT'S LETTER

To Investors in the Dean Family of Funds:

Thank you for choosing the Dean Family of Funds to help you achieve your investment objectives. We are true value managers and continue to emphasize our conservative, risk averse investment philosophy. We believe the stock market over time rewards investors for adhering to a disciplined, research-intensive value investment strategy.

Following this letter are individual reports from our Portfolio Managers that provide insights into the investment discipline and holdings for each of our Dean Funds.

Market Outlook

As expected, the economy continues to strengthen with broad-based momentum across all major segments. We believe that the monetary and fiscal policy steps taken over the last two years successfully reinvigorated the economy, so that it is now self-sustaining: consumer spending, production, business investment and residential investment all are experiencing vigorous growth.

The markets appear capable of supporting additional capital appreciation. While the opportunity for additional appreciation persists, the likely difference in performance will be a function of stock selection versus broad sectors. In such circumstances, our bottom up, multifaceted valuation approach remains highly appropriate, and should provide us with the means to continue to find and maximize value in a more restrictive environment for equities.

The recent upward move in market interest rates is likely not the last. The ongoing strength of the economy plus the first signs of inflationary pressure in an extended period should finally produce the long-awaited reversal of Federal Reserve interest rate policy.

In our opinion, the economic backdrop is auspicious with prospects of substantial overall growth, modest inflation and quite good prospects for profits and profitability.

/s/ Dennis D. Dean                                       /s/ Stephen M. Miller

Dennis D. Dean                                           Stephen M. Miller
Chairman of the Board and Chief Executive Officer        President
Dean Investment Associates LLC                           Dean Family of Funds

DEAN LARGE CAP VALUE FUND

Performance Review

The Dean Large Cap Value Fund's Class A shares posted a return of 47.81% for the year ended March 31, 2004. The Russell 1000 Value Index posted a return of 40.82% for the same period.

The twelve-month period began with depressed equity markets fearful of possible deflation in the United States. A relief rally was extended by a reversal in the outlook for corporate profits. Rapid economic expansion and an improved employment environment allowed stocks to finished the twelve month period ended March 31, 2004 on an up note.

The portfolio responded to the stock market's rally with a strong across the board recovery in securities that under-performed during the prior fiscal year. This provided the basis for the Fund's out-performance relative to its benchmark. In addition, several securities added to the portfolio last year were instrumental to adding to our performance. Financials performed well during the period, helped by the buy-out of Fleet First Boston by Bank of America. Home Depot and Masco benefited from the robust housing market driven by low interest rates. Technology stocks were paced by good performance from CSC and Intel.

Outlook

Our philosophy on investing remains the same: invest conservatively to participate in up markets and defend and outperform in down markets. In the year ahead, our disciplined opportunistic value approach to buying leaders in their industries below intrinsic value with an identifiable catalyst should enable us to keep pace in the upward trends in the market. More importantly, our multi-faceted approach to valuing stocks, being diversified across the value spectrum as well as diversified across economic sectors should enable our portfolios to defend in downturns. Each stock we add to the portfolio undergoes rigorous, organic fundamental analysis and is anticipated to outperform regardless of market conditions. We have confidence in our process because we are consistent in our approach to opportunistically buying below intrinsic value, investing in financially strong companies with a catalyst for growth above Wall Street expectations.

DEAN LARGE CAP VALUE FUND

      Comparison of the Change in the Value of a $10,000 Investment in the Dean Large Cap Value Fund - Class A*, the Russell 1000 Index
                    and the Russell 1000 Value Index

                      Dean Large Cap        Russell 1000     Russell 1000
                       Fund, Class A            Index         Value Index


 5/28/97 (Inception Date) 9,478.67           10,000.00       10,000.00
 3/31/98                 11,764.50           13,252.00       13,478.40
 3/31/99                 10,414.41           15,460.27       14,157.94
 3/31/00                 10,870.26           18,736.60       15,054.93
 3/31/01                 11,851.68           14,474.58       15,095.43
 3/31/02                 11,871.90           14,600.71       15,757.48
 3/31/03                  7,301.90           11,021.65       12,166.30
 3/31/04                 10,793.12           15,030.23       17,132.44

Past performance is not predictive of future performance.

                         Average Annual Total Returns**

                    One Year       Five Year          Since
                                                    Inception*

Class A.......        40.15%        -0.36%             1.12%

Class C.......        45.31%        -0.49%            -0.26%

* The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on May 28, 1997, and the initial public offering of Class C shares commenced on August 19, 1997. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

** Total return above is presented with the effect of sales load or contingent deferred sales charges. Had the charges not been incurred, annual returns would be as follows:

                  One Year       Five Year     Since
                                             Inception*

Class A........    47.81%          0.72%         1.92%

Class C.........   46.78%         -0.49%        -0.26%

DEAN SMALL CAP VALUE FUND

Performance Review

March 31, 2004 ends what has been an unusually strong period for Small Cap stocks. Since the Iraqi invasion began, the Russell 2000 Value index has hardly taken a breather as it has soared over 64% in the ensuing twelve months.

The renewed market enthusiasm has been fueled by low interest rates, a three year sell-off in equities providing unusually low valuations, U.S. and worldwide economic growth above expectations, an improved manufacturing environment and booming real estate values. Consumer optimism rose to high levels.

For the fiscal year ended March 31, 2004, the return for the Dean Small Cap Value Fund's class A shares was 56.13%. The Russell 2000 Value Index returned 64.49% for this same period. However, the Small Cap equity boost in prices that is reflected in the index is distinguished from other post bear market recoveries in that the riskiest end of the market got the most attention. Stocks with little or no earnings, micro-cap, biotech, technology and companies with questionable financial strength were the big winners over the past twelve months. These companies are not the type of holdings found in our portfolio, which generally accounts for the difference between the Fund's performance and the performance of the index. As a conservative, opportunistic value manager focusing on the highest quality names in our style, we focus on companies with strong financial characteristics selling below intrinsic value. Keeping pace with the rapid advance driven by the riskiest end of the market has been a challenge. Despite this, our portfolios had excellent absolute returns.

Some of the companies that enabled our portfolios to participate in the market advance were found in retail and industrial names. Terex Corp., a manufacturer of heavy construction vehicles and equipment, found willing investors as they used their free cash flow to strengthen the balance sheet and restate earnings above Wall Street expectations. Ann Taylor found its fashion niche again after a disappointing period and surprised the investment community when they made improving profit margins a top priority and delivered each and every quarter. Though financials proved to be a weak spot in the market, we held a of couple winners in that space, including Delphi Financial and Triad Guaranty.

Outlook

Our philosophy on investing remains the same: invest conservatively to participate in up markets and defend and outperform in down markets. In the year ahead, our disciplined opportunistic value approach to buying leaders in their industries below intrinsic value with an identifiable catalyst should enable us to keep pace in the upward trends in the market. More importantly, our multi-faceted approach to valuing stocks, being diversified across the value spectrum as well as diversified across economic sectors should enable our portfolios to defend in downturns. Each stock we add to the portfolio undergoes rigorous, organic fundamental analysis and is anticipated to outperform regardless of market conditions. We have confidence in our process because we are consistent in our approach to opportunistically buying below intrinsic value, investing in financially strong companies with a catalyst for growth above Wall Street expectations.

DEAN SMALL CAP VALUE FUND

      Comparison of the Change in the Value of a $10,000 Investment in the Dean Small Cap Value Fund - Class A*, the Russell 2000 Index and the
                            Russell 2000 Value Index

                        Dean Small Cap          Russell 2000       Russell 2000
                         Fund, Class A              Index           Value Index


 5/28/97 (Inception date)   9,478.67              10,000.00          10,000.00
 3/31/98                   12,688.11              12,845.58          13,173.86
 3/31/99                    9,720.49              10,757.50          10,271.65
 3/31/00                    9,658.84              14,769.35          11,633.18
 3/31/01                   11,307.86              12,505.53          13,896.36
 3/31/02                   14,573.66              14,254.25          17,195.77
 3/31/03                   10,458.48              10,410.67          13,193.65
 3/31/04                   16,328.38              17,055.99          21,701.79

Past performance is not predictive of future performance.

                         Average Annual Total Returns**

                       One Year     Five Year           Since
                                                      Inception*

Class A.......         47.92%         9.73%             7.44%

Class C........        53.55%        10.41%             6.46%

* The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on May 28, 1997, and the initial public offering of Class C shares commenced on August 1, 1997. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

** Total return above is presented with the effect of sales load or contingent deferred sales charges. Had the charges not been incurred, annual returns would be as follows:

                      One Year      Five Year          Since
                                                    Inception*

Class A........       56.13%         10.93%            8.29%

Class C........       55.10%         10.41%            6.46%

DEAN BALANCED FUND

Performance Review

The Dean Balanced Fund's Class A shares posted a return of 37.36% for the year ended March 31, 2004. The Russell 1000 Value Index posted a return of 40.82% for the same period, and the Lehman Brothers Intermediate Corporate/Government Bond Index posted a return of 5.30% for the same period.

The twelve month period began with depressed equity markets fearful of possible deflation in the United States. A relief rally was extended by a reversal in the outlook for corporate profits. The portfolio responded to the stock market's rally with a strong, across the board recovery in securities that under-performed during the prior fiscal year. This provided the basis for the Fund out-performing its benchmark. In addition, several securities added to the portfolio last year were instrumental to our performance. Financials performed well during the period, helped by the buy-out of Fleet First Boston by Bank of America. Home Depot and Masco benefited from the robust housing market driven by low interest rates. Technology stocks were paced by good performance from CSC and Intel.

The ever-changing outlook during this 12 month period was reflected in the volatility of bonds. Peak yield on the benchmark 10 year U.S. Treasury Note was 4.6% over the period, while the low point was 3.1%. However, the lack of tangible inflation outside of oil markets allowed the 10 year U.S. Treasury note to finish the period relatively unchanged. The fixed income component of the Dean Balanced Fund also performed well primarily due to an average duration that was less than the benchmark. The shorter duration of fixed income securities relative to the benchmark's duration moderated the volatility of the portfolio and added slightly to return.

Outlook

Our philosophy on investing remains the same: invest conservatively to participate in up markets and defend and outperform in down markets. In the year ahead, our disciplined opportunistic value approach to buying leaders in their industries below intrinsic value with an identifiable catalyst should enable us to keep pace in the upward trends in the market. More importantly, our multi-faceted approach to valuing stocks, being diversified across the value spectrum as well as diversified across economic sectors should enable our portfolios to defend in downturns. Each stock we add to the portfolio undergoes rigorous, organic fundamental analysis and is anticipated to outperform regardless of market conditions. We have confidence in our process because we are consistent in our approach to opportunistically buying below intrinsic value, investing in financially strong companies with a catalyst for growth above Wall Street expectations.

DEAN BALANCED FUND

      Comparison of the Change in the Value of a $10,000 Investment in the Dean Balanced Fund - Class A*, the Russell 1000 Index, the Russell 1000 Value
   Index and the Lehman Brothers Intermediate Government/Corporate Bond Index


                         Dean Balanced    Russell 1000    Russell 1000    Lehman Brothers Intermediate
                         Fund, Class A      Index         Value Index       Government/Corp Bond Index


5/28/97 (Inception Date)    9,478.67        10,000.00       10,000.00              10,000.00
3/31/98                    11,191.27        13,252.00       13,478.40              10,804.66
3/31/99                    10,831.15        15,460.27       14,157.94              11,492.76
3/31/00                    10,449.78        18,736.60       15,054.93              11,698.53
3/31/01                    11,696.11        14,474.58       15,095.43              13,121.80
3/31/02                    11,491.12        14,600.71       15,757.48              13,798.09
3/31/03                     8,482.50        11,021.65       12,166.30              15,417.96
3/31/04                    11,651.62        15,030.23       17,132.44              16,235.76


Past performance is not predictive of future performance.

                              Average Annual Total Returns**

                  One Year      Five Year           Since
                                                   Inception*

Class A......      30.18%         0.37%             2.26%

Class C.......     34.80%         0.56%             1.19%

* The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on May 28, 1997, and the initial public offering of Class C shares commenced on August 1, 1997. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

** Total return above is presented with the effect of sales load or contingent deferred sales charges. Had the charges not been incurred, annual returns would be as follows:

                      One Year      Five Year           Since
                                                      Inception*

Class A........        37.36%         1.47%             3.07%

Class C.........       36.16%         0.56%             1.19%

DEAN INTERNATIONAL FUND

Performance Review


For the twelve month period ended March 31, 2004, the Fund produced total returns of 59.23% compared to 58.20% total return produced by the Fund's benchmark, the Morgan Stanley EAFE Index for the same period.

A marked improvement in market sentiment was the main feature of the past twelve months, as the uncertainty built up prior to the war in Iraq dissipated. The swift resolution to the conflict buoyed attitudes further still and investors became increasingly positive about the prospects for global economic growth. There were clear improvements in the economic newflows as the period progressed, particularly from the United States. Historically low interest rates, large amounts of fiscal stimulus and improving corporate profitability also kept stock markets buoyant.

In Asia, China's rapid economic growth helped produce gains in nearby markets that export energy and commodities. Similarly, a recovering U.S. economy helped boost revenues for overseas companies that export goods and services to the United States. Even Japan, which had been mired in recession for more than a decade, began to show signs of recovery after instituting long-awaited banking system reforms.

Within currency markets, weakness in the US dollar was the overriding feature of the period due to investors' preoccupation with the sizeable US current account deficit. The dollar depreciated against all the major currencies, losing 20% versus the euro and 11% versus sterling and yen. Its demise was most exaggerated towards the end of the year, even in the wake of the strong revival in the US economy.

In this environment, we positioned the portfolio to take advantage of improvements in the economic environment, favoring companies in industries that historically have performed well in the earlier stages of economic recoveries. Conversely, we maintained relatively light positions in traditionally defensive companies, such as utilities and consumer staples producers. This positioning benefited the Fund's performance when relatively cyclical technology stocks produced above average gains. The Fund's emphasis on retail banks also benefited performance as lower interest rates and higher levels of consumer borrowing helped boost banks' revenues and profit margins. Some of the Fund's strongest performers in the banking area included Deutsche Bank, France's Societe Generale and Austria's Erste Bank.

In Europe, where interest rates tended to be higher and economic growth slower than in other parts of the world, the Fund benefited from its relatively defensive investments on pharmaceutical companies Roche and Novartis, both high quality companies with strong, new product pipelines.

The Fund's relatively heavy exposure to Asian stocks also helped boost its relative returns. The Fund's investments in domestic companies - such as Bank Central Asia in Indonesia and Siam Cement and Bank of Ayudhya in Thailand - helped it participate in the strength of the region's consumer and housing sectors, while holdings of Asian exporters helped the Fund leverage the success of companies tied to U.S. markets.

We maintained the Fund's overweighted position in emerging markets such as Brazil where Brazilian companies such as integrated oil company Petrobras appeared to us to be fundamentally sound and attractively valued. Companhia Vale do Rio Doce, the Brazilian mining stock, was a play on the shortage of iron ore in China.

DEAN INTERNATIONAL FUND

On the other hand, some individual holdings provided disappointing results. Chief among them were Brasil Telecom, hurt by litigation concerns; drug company GlaxoSmithKline, whose research and development efforts have been relatively unproductive; and telecommunications equipment provider Nokia, which is losing share in the handset market.


As 2003 progressed, we were able to take profits in a number of our holdings that had performed well, notably our positions in technology, with stocks such as ASM Lithography, ST Microelectronics and Infineon Technology all performing strongly within the portfolio. Other cyclical plays which contributed significantly to fund performance included Vedior, the Dutch employment services agency; Philips, the consumer electronics company; and Japanese steelmaker JFE Holdings.

With the proceeds from the sale of some of these companies that had performed well, we rotated into a number of companies perceived to be better able to withstand the challenging market conditions, particularly within consumer staples. We also began to focus increasingly on high-quality companies, whose performance had lagged behind during the market rally as investors emphasized stocks that are of less quality, but provide high returns, at the expense of stocks that have healthy balance sheets and generate cash flows.

Within Japan, we have become more positive and increased or exposure including cyclically sensitive stocks such as construction companies Tostem Imax and Mitsubishi Tokyo Financial, automobile companies such as Nissan Motor and domestic lenders such as ACOM.

Going forward, we are cautiously optimistic about the global economic outlook and expect progress in equity markets as the recovery becomes further rooted, although market leadership is unlikely to come from the same areas as in 2003. As such we have reduced the fund's exposure to technology stocks and we continue to be attracted to cash generative businesses which are able to exercise some element of control over their pricing. We have maintained a generally defensive posture in Europe through positions in companies that historically have produced steady earnings over full economic cycles. For example, we have added to the Fund's holdings of utilities and motorway companies in Italy, France and Spain that have attractive dividend yields and strong cash flows.

At the same time, we have maintained the Fund's emphasis on cyclical companies, particularly in Asia and Japan, which we expect to continue to benefit from the region's economic growth.

DEAN INTERNATIONAL FUND


        Comparison of the Change in Value of a $10,000 Investment in the Dean International Fund - Class A* and the Morgan Stanley EAFE Index


                                 Dean International   Morgan Stanley
                                   Fund, Class A         EAFE Index

     10/13/97 (Inception Date)       9,478.67            10,000.00
      3/31/98                       11,146.92            10,554.75
      3/31/99                       11,795.85            11,030.63
      3/31/00                       19,981.70            13,623.34
      3/31/01                       13,605.82             9,969.77
      3/31/02                       12,549.01             9,061.35
      3/31/03                        9,350.24             7,033.57
      3/31/04                       14,888.48            11,127.33

Past performance is not predictive of future performance.

                              Average Annual Total Returns**

                     One Year     Five Year         Since
                                                   Inception*

Class A......        50.85%        3.64%            6.36%

Class C.......       57.56%        4.17%            6.86%

* The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on October 13, 1997, and the initial public offering of Class C shares commenced on November 6, 1997. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

** Total return above is presented with the effect of sales load or contingent deferred sales charges. Had the charges not been incurred, annual returns would be as follows:

                  One Year      Five Year           Since
                                                  Inception*

Class A......     59.23%         4.77%             7.25%

Class C.......    59.15%         4.17%             6.86%

DEAN LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
March 31, 2004

           Shares        COMMON STOCKS - 97.83%                                                                  Value

                         Agents, Brokers & Services - 3.58%
               4,500     Hartford Financial Services Group, Inc.                                                   $ 286,650
                                                                                                            -----------------

                         Crude Petroluem & Natural Gas - 3.88%
               6,000     Anadarko Petroleum, Inc.                                                                    311,160
                                                                                                            -----------------

                         Drilling Oil & Gas Wells - 3.73%
              10,700     Transocean, Inc. *                                                                          298,423
                                                                                                            -----------------

                         Electronic & Other Electrical Equipment  - 3.05%
               8,000     General Electric Co.                                                                        244,160
                                                                                                            -----------------

                         Electronic Connectors - 2.61%
               7,300     Tyco International Ltd.                                                                     209,145
                                                                                                            -----------------

                         Federal & Federally Sponsored Credit Agencies - 4.64%
               5,000     Fannie Mae                                                                                  371,750
                                                                                                            -----------------

                         Finance Services - 2.50%
               3,500     Morgan Stanley                                                                              200,550
                                                                                                            -----------------

                         Fire, Marine & Casualty Insurance - 7.89%
               7,600     ACE Ltd.                                                                                    324,216
               4,000     American International Group, Inc.                                                          285,400
                 432     Travelers Property Casualty Corp., Class A                                                    7,409
                 887     Travelers Property Casualty Corp., Class B                                                   15,318
                                                                                                            -----------------
                                                                                                                     632,343
                                                                                                            -----------------

                         Grain Mill Products - 2.62%
               4,500     General Mills, Inc.                                                                         210,060
                                                                                                            -----------------

                         Insurance Agents, Brokers & Services - 2.02%
               3,500     Marsh & McLennan Companies, Inc.                                                            162,050
                                                                                                            -----------------


See accompanying notes which are an integral part of the financial statements.

       Shares            COMMON STOCKS - 97.83% (continued)                                                          Value

                         Millwood, Veneer, Plywood & Structural Wood Members - 3.80%
              10,000     Masco Corp.                                                                               $ 304,300
                                                                                                            -----------------

                         National Commercial Banks - 10.49%
               2,400     Bank of America Corp.                                                                       194,352
               6,000     Citigroup, Inc.                                                                             310,200
               8,000     J.P. Morgan Chase & Co.                                                                     335,600
                                                                                                            -----------------
                                                                                                                     840,152
                                                                                                            -----------------

                         Petroleum Refining - 3.84%
               6,000     BP, Plc.                                                                                    307,200
                                                                                                            -----------------

                         Pharmaceutical Preparations - 3.50%
               8,000     Pfizer, Inc.                                                                                280,400
                                                                                                            -----------------

                         Radio & TV Broadcasting & Communication Equipment - 2.20%
              10,000     Motorola, Inc.                                                                              176,000
                                                                                                            -----------------

                         Radiotelephone Communications - 2.41%
               3,000     Dominion Resources, Inc.                                                                    192,900
                                                                                                            -----------------

                         Railroads, Line-Hauling - 6.43%
              12,500     Norfolk Southern                                                                            276,125
               4,000     Union Pacific Corp.                                                                         239,280
                                                                                                            -----------------
                                                                                                                     515,405
                                                                                                            -----------------

                         Retail-Building Materials, Hardware, Garden Supply - 2.26%
               4,700     The Sherwin-Williams Co.                                                                    180,621
                                                                                                            -----------------

                         Retail-Drug Stores & Proprietary Stores - 3.75%
               8,500     CVS Corp.                                                                                   300,050
                                                                                                            -----------------

                         Retail-Family Clothing Stores - 4.91%
              16,000     TJX Companies, Inc.                                                                         392,960
                                                                                                            -----------------

See accompanying notes which are an integral part of the financial statements.

12


       Shares            COMMON STOCKS - 97.83% (continued)                                                      Value

                         Retail-Lumber & Other Building Materials Dealers - 4.66%
              10,000     Home Depot, Inc.                                                                          $ 373,600
                                                                                                            -----------------

                         Savings Institutions, Federally Chartered  - 3.53%
               8,000     Charter One Financial, Inc.                                                                 282,880
                                                                                                            -----------------

                         Services - Health Services - 3.12%
               2,200     Wellpoint Health Network, Inc.*                                                             250,184
                                                                                                            -----------------

                         Surety Insurance - 3.68%
               4,000     AMBAC Financial Group, Inc.                                                                 295,120
                                                                                                            -----------------

                         Wholesale -  Pharmaceuticals - 2.73%
               4,000     AmerisourceBergen Corp.                                                                     218,720
                                                                                                            -----------------


                         TOTAL COMMON STOCKS (Cost $6,915,612)                                                   $ 7,836,783
                                                                                                            -----------------


             Shares      MONEY MARKET SECURITIES - 1.02%                                                         Value

              82,003     First American Treasury Obligation Fund, Class S                                             82,003
                                                                                                            -----------------

                         TOTAL MONEY MARKET SECURITIES (Cost $82,003)                                               $ 82,003
                                                                                                            -----------------

                         TOTAL INVESTMENTS (Cost $6,997,615) - 98.85%                                            $ 7,918,786
                                                                                                            -----------------

                         Other assets less liabilities - 1.15%                                                        92,406
                                                                                                            -----------------

                         TOTAL NET ASSETS - 100.00%                                                              $ 8,011,192
                                                                                                            =================


* Non-income producing securities.

See accompanying notes which are an integral part of the financial statements.

DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
March 31, 2004

    Shares        COMMON STOCKS - 98.54%                                               Value

                  Accident & Health Insurance - 1.53%
         4,000    Stancorp Financial Group, Inc.                                        $ 261,000
                                                                                   ---------------

                  Agriculture Chemicals - 2.62%
         7,000    Scotts Co. (The) *                                                      449,050
                                                                                   ---------------

                  Air Transportation - 2.26%
        18,000    Continental Airlines, Inc. *                                            225,540
         7,000    Offshore Logistics, Inc. *                                              161,350
                                                                                   ---------------
                                                                                          386,890
                                                                                   ---------------

                  Apparel & Other Finished Products of Fabric & Similar Materials  - 1.61%
        40,000    Playtex Products, Inc. *                                                276,400
                                                                                   ---------------

                  Ball & Roller Bearings  - 2.71%
        20,000    Timken Co.                                                              464,600
                                                                                   ---------------

                  Concrete Gypsum Plaster Products - 1.97%
        10,000    Ameron International, Inc.                                              337,300
                                                                                   ---------------

                  Crude Petroleum & Natural Gas - 4.92%
        13,000    Evergreen Resources, Inc. *                                             446,550
         8,000    Stone Energy Corp.*                                                     395,680
                                                                                   ---------------
                                                                                          842,230
                                                                                   ---------------

                  Drilling Oil & Gas Wells - 1.85%
        15,000    Rowan Co., Inc. *                                                       316,350
                                                                                   ---------------

                  Electrical Work - 2.14%
        10,000    EMCOR Group, Inc. *                                                     367,000
                                                                                   ---------------

                  Farm Machinery & Equipment - 2.30%
        19,000    AGCO Corp. *                                                            393,490
                                                                                   ---------------


See accompanying notes which are an integral part of the financial statements.
14


    Shares        COMMON STOCKS - 98.54% (continued)                                   Value

                  Federal & Federally - Sponsored Credit Agencies - 1.07%
         7,000    Federal Agricultural Mortgage Corp. (Farmer Mac) *                    $ 183,470
                                                                                   ---------------

                  Footwear - 3.70%
         9,000    Brown Shoe Co., Inc.                                                    327,870
        12,500    K-Swiss, Inc.                                                           305,875
                                                                                   ---------------
                                                                                          633,745
                                                                                   ---------------

                  Heating Equipment, except Electric & Warm Air & Plumbing Equipment - 3.18%
        58,000    Jacuzzi Brands, Inc. *                                                  544,040
                                                                                   ---------------

                  Household Furniture - 2.26%
        12,000    Furniture Brands International, Inc.                                    386,400
                                                                                   ---------------

                  Industrial Trucks, Tractors, Trailors & Stackers - 2.59%
        12,000    Terex Corp. *                                                           443,640
                                                                                   ---------------

                  Laboratory Analytical Instruments - 2.59%
        10,000    Mettler Toledo International, Inc. *                                    444,000
                                                                                   ---------------

                  Leisure Durables & Toys - 1.44%
        13,000    Callaway Golf, Inc.                                                     246,740
                                                                                   ---------------

                  Life Insurance - 2.21%
         9,000    Delphi Financial Group, Inc.                                            378,180
                                                                                   ---------------

                  Men's & Boys' Furnishings, Work Clothing & Allied Garments - 2.43%
        19,000    Quiksilver, Inc. *                                                      415,150
                                                                                   ---------------

                  Miscellaneous Chemical Products - 2.88%
        43,000    Hercules Inc. *                                                         493,640
                                                                                   ---------------

                  Miscellaneous Food Preparations & Kindred Products - 2.33%
        10,000    American Italian Pasta Co., Class A                                     399,300
                                                                                   ---------------


See accompanying notes which are an integral part of the financial statements.

    Shares        COMMON STOCKS - 98.54% (continued)                                   Value

                  Motor Vehicle Parts & Accessories - 2.07%
        10,000    Superior Industries International, Inc.                               $ 354,400
                                                                                   ---------------

                  National Commercial Banks - 2.40%
        11,000    First Community Bancorp                                                 411,290
                                                                                   ---------------

                  Office Machines - 1.56%
        10,500    Nam Tai Electronics, Inc.                                               266,805
                                                                                   ---------------

                  Orthopedic, Prosthetic & Surgical Appliances & Supplies - 2.26%
        15,000    STERIS Corp. *                                                          387,000
                                                                                   ---------------

                  Paperboard Containers & Boxes - 1.02%
         5,000    Greif, Inc. Class A                                                     174,700
                                                                                   ---------------

                  Plastic Mail, Synthetic Resin/Rubber, Cellulose  - 2.42%
        65,000    Crompton Corp.                                                          414,700
                                                                                   ---------------

                  Pulp Mills - 3.01%
        30,000    Pope & Talbot Inc.                                                      515,700
                                                                                   ---------------

                  Refuse Systems - 1.86%
         8,000    Waste Connections, Inc. *                                               318,400
                                                                                   ---------------

                  Retail-Grocery Stores - 1.87%
         2,000    Arden Group, Inc.                                                       151,000
         5,000    Weis Markets, Inc.                                                      168,750
                                                                                   ---------------
                                                                                          319,750
                                                                                   ---------------

                  Retail-Home Furniture, Furnishings & Equipment Stores - 2.35%
        17,000    Pier 1 Imports, Inc.                                                    402,900
                                                                                   ---------------

                  Semiconductors & Related Devices - 2.12%
        20,500    Photronics Inc. *                                                       363,670
                                                                                   ---------------


See accompanying notes which are an integral part of the financial statements.
16

    Shares        COMMON STOCKS - 98.54% (continued)                                   Value

                  Services - Computer Intergrated Systems Design  - 1.58%
         9,500    Reynolds & Reynolds Company                                           $ 269,895
                                                                                   ---------------

                  Services - Computer Programming, Data Processing, Etc.  - 1.64%
        25,000    Per-Se Technologies, Inc. *                                             280,000
                                                                                   ---------------

                  Services - Help Supply Services - 0.97%
        10,000    Cross Country Healthcare, Inc. *                                        166,500
                                                                                   ---------------

                  Services - Prepackaged Software - 1.18%
        25,000    Mapics, Inc. *                                                          202,000
                                                                                   ---------------

                  Services - Video Tape Rental - 4.27%
        25,000    Hollywood Entertainment Corp. *                                         339,000
        20,000    Movie Gallery, Inc.                                                     391,800
                                                                                   ---------------
                                                                                          730,800
                                                                                   ---------------

                  State Commercial Bank - 4.93%
         4,000    Cathay General Bancorp                                                  263,280
         6,000    Central Pacific Financial Corp.                                         178,740
        30,000    Sterling Bancshares Corp.                                               401,700
                                                                                   ---------------
                                                                                          843,720
                                                                                   ---------------

                  Steel Pipe & Tubes - 2.55%
        18,500    Maverick Tube Corp. *                                                   435,675
                                                                                   ---------------

                  Surety Insurance - 0.50%
         1,633    Triad Guaranty, Inc. *                                                   86,141
                                                                                   ---------------

                  Television Broadcasting Stations - 1.24%
        15,000    Gray Television, Inc. - Class A                                         212,250
                                                                                   ---------------

                  Trucking (No Local) - 2.00%
        10,000    USF Corp.                                                               342,200
                                                                                   ---------------


See accompanying notes which are an integral part of the financial statements.

    Shares        COMMON STOCKS - 98.54% (continued)                                     Value

                  Water Transportation - 1.81%
        11,000    Tidewater, Inc.                                                       $ 309,430
                                                                                   ---------------

                  Wholesale-Electronic Parts & Equipment - 2.34%
        20,000    Audiovox Corp., Class A*                                                400,000
                                                                                   ---------------

                  TOTAL COMMON STOCKS (Cost $14,548,291)                             $ 16,870,541
                                                                                   ---------------


    Shares        MONEY MARKET SECURITES - 2.42%                                       Value

       414,231    First American Treasury Obligation Fund - Class A                       414,231
                                                                                   ---------------

                  TOTAL MONEY MARKET SECURITIES (Cost $414,231)                         $ 414,231
                                                                                   ---------------

                  TOTAL INVESTMENTS (Cost $14,962,522) - 100.96%                     $ 17,284,772
                                                                                   ---------------

                  Liabilities in excess of cash and other assets - (0.96)%               (163,603)
                                                                                   ---------------

                  TOTAL NET ASSETS - 100.00%                                         $ 17,121,169
                                                                                   ===============


* Non-income producing securities.

See accompanying notes which are an integral part of the financial statements.
18

DEAN BALANCED FUND
SCHEDULE OF INVESTMENTS
March 31, 2004

     Shares         COMMON STOCKS - 70.50%                                                 Value

                    Agents, Brokers & Services - 3.05%
           4,500    Hartford Financial Services Group, Inc.                                $ 286,650
                                                                                       --------------

                    Crude Petroluem & Natural Gas - 2.54%
           4,600    Anadarko Petroleum, Inc.                                                 238,556
                                                                                       --------------

                    Drilling Oil & Gas Wells - 2.73%
           9,200    Transocean, Inc. *                                                       256,588
                                                                                       --------------

                    Electronic & Other Electrical Equipment  - 1.95%
           6,000    General Electric Co.                                                     183,120
                                                                                       --------------

                    Electronic Connectors - 3.42%
          11,193    Tyco International Ltd.                                                  320,679
                                                                                       --------------

                    Federal & Federally Sponsored Credit Agencies - 2.61%
           3,300    Fannie Mae                                                               245,355
                                                                                       --------------

                    Finance Services - 3.42%
           5,600    Morgan Stanley                                                           320,880
                                                                                       --------------

                    Fire, Marine & Casualty Insurance - 5.76%
           6,000    ACE Ltd.                                                                 255,960
           3,700    American International Group, Inc.                                       263,995
             397    Travelers Property Casualty Corp., Class A                                 6,809
             816    Travelers Property Casualty Corp., Class B                                14,092
                                                                                       --------------
                                                                                             540,856
                                                                                       --------------

                    Grain Mill Products - 1.99%
           4,000    General Mills, Inc.                                                      186,720
                                                                                       --------------

                    Insurance Agents, Brokers & Services - 1.68%
           3,400    Marsh & McLennan Companies, Inc.                                         157,420
                                                                                       --------------


See accompanying notes which are an integral part of the financial statements.


     Shares         COMMON STOCKS - 70.50% (continued)                                       Value

                    Millwood, Veneer, Plywood & Structural Wood Members - 3.57%
          11,000    Masco Corp.                                                            $ 334,730
                                                                                       --------------

                    National Commercial Banks - 7.83%
           3,000    Bank of America Corp.                                                    242,940
           4,700    Citigroup, Inc.                                                          242,990
           5,950    J.P. Morgan Chase & Co.                                                  249,603
                                                                                       --------------
                                                                                             735,533
                                                                                       --------------

                    Petroleum Refining - 1.80%
           3,300    BP, Plc.                                                                 168,960
                                                                                       --------------

                    Pharmaceutical Preparations - 2.39%
           6,400    Pfizer, Inc.                                                             224,320
                                                                                       --------------

                    Radio & TV Broadcasting & Communication Equipment - 1.69%
           9,000    Motorola, Inc.                                                           158,400
                                                                                       --------------

                    Radiotelephone Communications - 2.05%
           3,000    Dominion Resources, Inc.                                                 192,900
                                                                                       --------------

                    Railroads, Line-Hauling - 4.63%
          11,000    Norfolk Southern                                                         242,990
           3,200    Union Pacific Corp.                                                      191,424
                                                                                       --------------
                                                                                             434,414
                                                                                       --------------

                    Retail-Building Materials, Hardware, Garden Supply - 1.64%
           4,000    The Sherwin-Williams Co.                                                 153,720
                                                                                       --------------

                    Retail-Drug Stores & Proprietary Stores - 1.95%
           5,200    CVS Corp.                                                                183,560
                                                                                       --------------

                    Retail-Family Clothing Stores - 2.62%
          10,000    TJX Companies, Inc.                                                      245,600
                                                                                       --------------


See accompanying notes which are an integral part of the financial statements.
20


     Shares         COMMON STOCKS - 70.50%   (continued)                                      Value

                    Retail-Lumber & Other Building Materials Dealers - 2.39%
           6,000    Home Depot, Inc.                                                       $ 224,160
                                                                                       --------------

                    Savings Institutions, Federally Chartered  - 2.41%
           6,400    Charter One Financial, Inc.                                              226,304
                                                                                       --------------

                    Services - Health Services - 3.63%
           3,000    Wellpoint Health Network, Inc.*                                          341,160
                                                                                       --------------

                    Surety Insurance - 2.75%
           3,500    AMBAC Financial Group, Inc.                                              258,230
                                                                                       --------------


                    TOTAL COMMON STOCKS (Cost $5,759,074)                               $  6,618,815
                                                                                       --------------

    Principal
      Value         FIXED INCOME OBLIGATIONS - 25.74%                                      Value

       $ 150,000    Bank of America Corp., 7.400%, 01/15/11                                $ 180,296
         150,000    Commercial Credit Co., 6.625%, 06/01/15                                  173,154
         150,000    Cox Radio, Inc., 6.375%, 05/15/05                                        156,557
         150,000    Fannie Mae, 6.50%, 08/15/04                                              153,041
         200,000    Fannie Mae, 5.75%, 06/15/05                                              210,875
         200,000    Fannie Mae, 7.125%, 03/15/07                                             227,898
         300,000    New Plan Excel, 7.40%, 09/15/09                                          355,999
         300,000    U.S. Treasury Notes, 6.500%, 05/15/05                                    317,754
         300,000    U.S. Treasury Notes, 1.875%, 01/31/06                                    302,086
         300,000    U.S. Treasury Notes, 6.125%, 08/15/07                                    338,672
                                                                                       --------------

                    TOTAL FIXED INCOME OBLIGATIONS (Cost $2,297,030)                     $ 2,416,332
                                                                                       --------------

See accompanying notes which are an integral part of the financial statements.


    Shares          MONEY MARKET SECURITIES - 3.51%                                         Value

      329,938       First American Treasury Obligation Funds - Class A                       329,938
                                                                                       --------------

                    TOTAL MONEY MARKET SECURITIES (Cost $329,938)                          $ 329,938
                                                                                       --------------

                    TOTAL INVESTMENTS (Cost $8,386,042) - 99.75%                         $ 9,365,085
                                                                                       --------------

                    Other assets less liabilities - 0.25%                                     23,675
                                                                                       --------------

                    TOTAL NET ASSETS - 100.00%                                           $ 9,388,760
                                                                                       ==============


* Non-income producing securities.

See accompanying notes which are an integral part of the financial statements.
22

DEAN INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS
March 31, 2004

     Shares         COMMON STOCKS - 95.22%                                                            Value

                    Australia - 2.98%
           5,905    Commonwealth Bank of Australia                                                 $   150,127
          42,900    Macquarie Infrastructure Group                                                      97,604
          25,200    WMC Resources Limited                                                               98,507
                                                                                                  --------------
                                                                                                       346,238
                                                                                                  --------------

                    Austria - 1.84%
           1,426    Erste Bank der Oesterreichischen Sparkassen AG                                     213,453
                                                                                                  --------------

                    Belgium - 1.70%
           3,680    Belgacom                                                                           116,230
           1,400    KBC Bankverzekeringsholding                                                         81,898
                                                                                                  --------------
                                                                                                       198,128
                                                                                                  --------------

                    Brazil - 4.45%
             640    Aracruz Celulose S.A. Sponsored ADR (a)                                             24,480
           3,850    Brasil Telecom Participacoes S.A. ADR (a)                                          131,477
           1,170    Companhia Vale do Rio Doce                                                          54,470
             180    Companhia Vale do Rio Doce ADR (a)                                                   8,433
           3,850    Petroleo Brasileiros ADR (a)                                                       113,729
           6,318    Petroleo Brasileiros S.A.                                                          184,555
                                                                                                  -------------
                                                                                                       517,144
                                                                                                  --------------

                    Canada - 1.99%
           5,300    Celestica, Inc.                                                                      86,095
          23,300    Oncolytics Biotech, Inc. *                                                          144,838
                                                                                                  --------------
                                                                                                         230,933
                                                                                                  --------------

                    Chile - 0.39%
           1,800    Corpbanca ADR (a)                                                                    45,230
                                                                                                  --------------

                    France - 8.47%
           4,540    Arcelor NPV                                                                          82,353
           1,890    BNP Paribas                                                                         115,509
           5,391    France Telecom *                                                                    137,939
           1,129    L'Oreal S.A.                                                                         86,441
           1,740    LaFarge, S.A.                                                                       140,812


See accompanying notes which are an integral part of the financial statements.


     Shares         COMMON STOCKS - 95.22% (continued)                                                 Value

                    France (continued)
           1,407    Societe Generale                                                                    120,175
             922    Total Fina Elf S.A.                                                                 169,284
           1,370    Vinci S.A.                                                                          131,494
                                                                                                  --------------
                                                                                                        984,007
                                                                                                  --------------

                    Germany - 6.11%
           1,529    AMB Generali Holding AG                                                             115,187
           2,340    BASF AG                                                                             118,912
           2,300    Celesio AG                                                                          124,935
           1,501    Deutsche Bank AG                                                                    124,607
           1,739    Henkel KGaA                                                                         142,762
             534    SAP Aktiengesellschaft                                                               84,001
                                                                                                  --------------
                                                                                                        710,404
                                                                                                  --------------

                    Greece - 2.17%
           6,600    EFG Eurobank Ergasias                                                               134,158
           4,670    Public Power Corp.                                                                  118,228
                                                                                                  --------------
                                                                                                        252,386
                                                                                                  --------------

                    Hong Kong - 0.70%
          45,000    Hongkong Land Holdings Limited                                                       81,450
                                                                                                  --------------

                    Indonesia - 3.27%
         405,000    Bank Central Asia                                                                   172,622
         398,000    HM Sampoerna Tbk PT                                                                 207,982
                                                                                                  --------------
                                                                                                        380,604
                                                                                                  --------------

                    Ireland - 1.05%
           7,446    Irish Life & Perm                                                                   122,072
                                                                                                  --------------

                    Italy - 3.29%
           4,590    Eni S.p.A. *                                                                         92,285
          31,350    Snam Rete Gas S.p.A.                                                                141,782
          65,033    Telecom Italia S.p.A. *                                                             147,857
                                                                                                  --------------
                                                                                                        381,924
                                                                                                  --------------

                    Japan - 16.55%
           1,390    ACOM Co., Ltd.                                                                      101,543
           7,000    Bridgestone Corp.                                                                   109,876
              20    Japan Retail Fund                                                                   147,835


See accompanying notes which are an integral part of the financial statements.
24

     Shares         COMMON STOCKS - 95.22% (continued)                                                Value

                    Japan (continued)
           5,300    JFE Holdings Inc.                                                               $   144,937
          16,000    Kirin Brewery                                                                       172,711
           2,200    Lawson Corp.                                                                         84,375
          12,000    Mitsubishi Corp.                                                                    141,875
          36,000    Mitsubishi Heavy Industries                                                         116,961
               7    Mitsubishi Tokyo Financial Group, Inc.                                               69,304
              19    Nippon Building Fund, Inc.                                                          143,365
          25,000    Nippon Yusen Kabushiki Kaisha                                                       119,431
           7,900    Nissan Motor Co. Ltd.                                                                88,465
           3,800    Tokyo Electric Power Co., Inc.                                                       86,019
           6,000    Tostem Inax Holding Corp.                                                           132,648
           4,600    Toyota Motor Corp.                                                                  171,558
              23    West Japan Railway Co.                                                               92,190
                                                                                                  --------------
                                                                                                       1,923,093
                                                                                                  --------------

                    Malaysia - 1.48%
          29,000    Malayan Banking Berhad                                                               88,526
          84,000    Road Builder (M) Holdings Berhad                                                     84,000
                                                                                                  --------------
                                                                                                        172,526
                                                                                                  --------------

                    Netherlands - 0.99%
          14,100    Koninklijke Ahold NV                                                                115,406
                                                                                                  --------------

                    Singapore - 1.45%
          78,000    Mobileone Ord                                                                        67,005
           9,000    Singapore Press Holdings                                                            101,473
                                                                                                  --------------
                                                                                                        168,478
                                                                                                  --------------

                    South Africa - 0.77%
          17,100    MTN Group Limited                                                                    89,427
                                                                                                  --------------

                    South Korea - 5.51%
           6,430    KT&G Corp.                                                                          147,787
           4,130    KT&G Corp. GDR (b)                                                                   47,495
             295    Samsung Electronics Co., Ltd.                                                       147,185
             240    Samsung Electronics Co., Ltd. GDR (b)                                                59,400
             510    Shinsegae Co., Ltd.                                                                 125,893
           5,300    SK Telecom Co., Ltd.                                                                112,890
                                                                                                  --------------
                                                                                                        640,650
                                                                                                  --------------


See accompanying notes which are an integral part of the financial statements.


     Shares         COMMON STOCKS - 95.22% (continued)                                                Value

                    Spain - 2.63%
           7,205    Abertis Infraestructuras S.A.                                                   $   118,829
           4,601    Iberdrola, S.A.                                                                      94,994
           6,110    Telefonica, S.A. *                                                                   92,435
                                                                                                  --------------
                                                                                                        306,258
                                                                                                  --------------

                    Sweden - 0.95%
           7,557    Skandinaviska Enskilda Banken AB *                                                  110,730
                                                                                                  --------------

                    Switzerland - 7.22%
             957    Nestle S.A.                                                                         243,990
           4,989    Novartis AG                                                                         211,862
           2,083    Roche Holdings AG Genusscheine                                                      203,466
           2,422    UBS AG                                                                              179,896
                                                                                                  --------------
                                                                                                        839,214
                                                                                                  --------------

                    Taiwan - 1.16%
           6,600    China Steel Corp.                                                                   134,310
                                                                                                  --------------

                    Thailand - 2.87%
          51,500    Advanced Info Service, Plc.                                                         109,449
         286,200    Bank of Ayudhya Public Company                                                       85,955
          21,700    Siam Cement Co.                                                                     138,076
                                                                                                  --------------
                                                                                                        333,480
                                                                                                  --------------

                    United Kingdom - 15.23%
           3,439    Astrazeneca Ord                                                                     159,467
          14,012    Barclay's Plc.                                                                      123,419
           9,900    BHP Billiton Plc.                                                                    90,248
           4,852    Glaxosmithkline                                                                      95,239
           8,257    GUS Plc.                                                                            113,665
          17,038    HSBC Hldgs Ord                                                                      253,331
          32,858    Invensys plc.                                                                        11,776
          13,788    Prudential                                                                          113,401
           3,346    Reckitt Benckiser                                                                    82,712
           8,100    Severn Trent plc.                                                                   113,290
          41,080    Shell Trnspt & Trdg                                                                 268,405
          12,185    Unilever  Plc.                                                                      120,596
          95,154    Vodafone Group                                                                      225,162
                                                                                                  --------------
                                                                                                      1,770,711
                                                                                                  --------------

                                      TOTAL COMMON STOCKS (Cost $8,893,167)                        $ 11,068,256
                                                                                                  --------------


See accompanying notes which are an integral part of the financial statements.
26


     Shares         PREFERRED STOCKS - 0.39%                                                          Value

                    Brazil - 0.39%
          12,064    Aracruz Celulose S.A. - Class B (Cost $23,727)                                     $ 44,821
                                                                                                  --------------

                    WARRANTS - 0.46%

                    Canada - 0.46%
          16,821    Oncolytics Biotech, Inc., expiring 2/21/2005 (Cost $0)*                            $ 53,371
                                                                                                  --------------


     Shares         MONEY MARKET SECURITIES - 1.00%                                                   Value

         116,240    Dreyfus Cash Management, 0.90% (c)                                                  116,240
                                                                                                  --------------

                    TOTAL MONEY MARKET SECURITIES (Cost $116,240)                                     $ 116,240
                                                                                                  --------------

                    TOTAL INVESTMENTS (Cost $9,033,134) - 97.07%                                   $ 11,282,688
                                                                                                  --------------

                    Other assets less liabilities - 2.93%                                               340,669
                                                                                                  --------------

                    TOTAL NET ASSETS - 100.00%                                                     $ 11,623,357
                                                                                                  ==============


  * Non-income producing securities.

(a) American Depositary Receipt - A negotiable certificate issued by a U.S. bank representing a specific number of shares of a foreign stock traded on a U.S. exchange.

(b) Global Depositary Receipt - A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.

(c) Variable rate security; the coupon rate shown represents the effective rate at March 31, 2004.

See accompanying notes which are an integral part of the financial statements.

                                                                Percentage of
 DIVERSIFICATION OF ASSETS:                                      Net Assets
                                                                 ----------
 Auto Manufacturer                                                  2.24%
 Banking                                                           17.80%
 Building Materials                                                 5.40%
 Chemicals                                                          2.25%
 Communications                                                    10.58%
 Electronics                                                        2.52%
 Financial Services                                                 2.76%
 Food & Beverages                                                   5.62%
 Insurance                                                          1.97%
 Machinery                                                          1.01%
 Media                                                              0.87%
 Mining and Metals                                                  2.16%
 Oil & Natural Gas                                                  8.35%
 Other Consumer Goods & Services                                    0.10%
 Other Industrial Goods & Services                                  0.94%
 Paper and Forest Products                                          0.60%
 Personal Care                                                      0.74%
 Pharmaceutical                                                     8.54%
 Real Estate Investment Trust                                       3.21%
 Retail                                                             2.79%
 Software Products                                                  0.72%
 Steel                                                              3.11%
 Tobacco Products                                                   3.47%
 Transportation                                                     2.84%
 Utilities                                                          3.55%
 Wholesale Products                                                 0.71%
 Other                                                              2.22%
                                                              --------------
 Total                                                             97.07%
 Other assets less liabilities                                      2.93%
                                                              --------------
 Grand Total                                                      100.00%

See accompanying notes which are an integral part of the financial statements.
28

DEAN FAMILY OF FUNDS
STATEMENTS OF ASSETS & LIABILITIES
March 31, 2004

                                                              Large Cap        Small Cap          Balanced       International
                                                             Value Fund        Value Fund           Fund             Fund
                                                           --------------------------------------------------------------------

ASSETS
Investment in securities: (Notes 2,5,6 & 7)
  At cost                                                     $ 6,997,615      $ 14,962,522       $ 8,386,042      $ 9,033,134
                                                           ===============   ===============   ===============   ==============
  At value                                                    $ 7,918,786      $ 17,284,772       $ 9,365,085     $ 11,282,688
Cash                                                                  150                 -                 -           31,701
Cash denominated in foreign currency (Cost $101,426) (Note 6)           -                 -                 -          102,836
Dividends and interest receivable (Note 2)                          6,090             8,482            32,674           65,410
Receivable for securities sold                                          -                 -                 -          101,507
Receivable for capital shares sold                                102,655             1,098             2,167          100,930
Net unrealized appreciation on forward foreign
  currency exchange contracts (Note 8)                                  -                 -                 -           50,047
Prepaid expenses                                                   12,166            12,053            12,351           11,857
                                                           ---------------   ---------------   ---------------   --------------
   TOTAL ASSETS                                                 8,039,847        17,306,405         9,412,277       11,746,976
                                                           ---------------   ---------------   ---------------   --------------

LIABILITIES
Payable for securities purchased                                        -           131,832                 -           53,574
Payable to trustees                                                   900             1,925             1,233            2,282
Payable for capital shares redeemed                                     -             6,869                 -            4,278
Payable to adviser (Note 4)                                         4,385            14,638               382           33,542
Other liabilities                                                  23,370            29,972            21,902           29,943
                                                           ---------------   ---------------   ---------------   --------------
   TOTAL LIABILITIES                                               28,655           185,236            23,517          123,619
                                                           ---------------   ---------------   ---------------   --------------

NET ASSETS                                                    $ 8,011,192      $ 17,121,169       $ 9,388,760     $ 11,623,357
                                                           ===============   ===============   ===============   ==============

Net assets consist of:
Paid in capital                                              $ 11,789,312      $ 13,500,415      $ 10,824,175     $ 14,578,776
Accumulated net investment income (loss)                                -            77,745                 -          (50,047)
Accumulated net realized gains (losses) from security
  transactions                                                 (4,699,291)        1,220,759        (2,414,458)      (5,207,648)
Net unrealized appreciation (depreciation)
  on investments (Note 2)                                         921,171         2,322,250           979,043        2,249,554
Net unrealized appreciation (depreciation) on translation
  of assets and liabilities in foreign currencies (Note 6)              -                 -                 -           52,722
                                                           ---------------   ---------------   ---------------   --------------

NET ASSETS                                                    $ 8,011,192      $ 17,121,169       $ 9,388,760     $ 11,623,357
                                                           ===============   ===============   ===============   ==============

See accompanying notes which are an integral part of the financial statements.

DEAN FAMILY OF FUNDS
STATEMENTS OF ASSETS & LIABILITIES (continued)
March 31, 2004

                                                                Large Cap        Small Cap          Balanced       International
                                                               Value Fund        Value Fund           Fund             Fund
                                                           --------------------------------------------------------------------


PRICING OF CLASS A SHARES
Net assets applicable to Class A shares                       $ 7,459,239      $ 16,435,083       $ 8,786,461     $ 10,842,350
                                                           ===============   ===============   ===============   ==============

Shares of beneficial interest outstanding (unlimited
  numbers of shares authorized, no par value)                     788,468         1,102,080           933,901        1,037,681
                                                           ===============   ===============   ===============   ==============

Net asset value and redemption price per share                     $ 9.46           $ 14.91            $ 9.41          $ 10.45
                                                           ===============   ===============   ===============   ==============

Maximum offering price per share                                   $ 9.98           $ 15.74            $ 9.93          $ 11.03
                                                           ===============   ===============   ===============   ==============

PRICING OF CLASS C SHARES
Net assets applicable to Class C shares                         $ 551,953         $ 686,086         $ 602,299        $ 781,007
                                                           ===============   ===============   ===============   ==============

Shares of beneficial interest outstanding (unlimited
  numbers of shares authorized, no par value)                      62,138            47,509            68,352           76,774
                                                           ===============   ===============   ===============   ==============

Net asset value, offering price, and redemption
  price per share                                                  $ 8.88           $ 14.44            $ 8.81          $ 10.17
                                                           ===============   ===============   ===============   ==============


See accompanying notes which are an integral part of the financial statements.
30

DEAN FAMILY OF FUNDS
STATEMENTS OF OPERATIONS
Fiscal year ended March 31, 2004

                                                             Large Cap       Small Cap        Balanced       International
                                                             Value Fund      Value Fund         Fund              Fund
                                                           -----------------------------------------------------------------
INVESTMENT INCOME
  Dividends (net of foreign withholding taxes of
    $54,801 for the International Fund) (Note 2)               $ 119,354        $ 135,725       $ 115,983         $ 246,021
  Interest (Note 2)                                                1,201            1,229         101,081             2,131
                                                           --------------  ---------------  --------------   ---------------
    TOTAL INCOME                                                 120,555          136,954         217,064           248,152

EXPENSES
  Investment advisory fees (Note 4)                               81,702          157,802          95,772           127,413
  Accounting services fees (Note 4)                               27,096           28,019          28,436            44,556
  Shareholder servicing and transfer agent fees (Note 4)
      Class A                                                     23,371           29,109          21,912            22,913
      Class C                                                      1,576            1,194           1,586             1,431
  Custodian fees                                                   8,146           11,415           8,663            59,998
  Registration fees
     Class A                                                      10,810           10,899          11,249            13,727
     Class C                                                       9,275            9,176           9,747             8,899
  Administrative Services fees (Note 4)                           15,000           15,000          15,000            15,000
  Trustees' fees and expenses                                      3,758            7,607           4,818             5,656
  Professional fees                                               31,371           57,918          35,324            38,531
  Reports to shareholders                                            814              695           1,155               557
  Insurance expense                                                3,374            5,786           3,856             3,880
  Other expenses                                                   2,426            3,365           2,374             6,252
                                                           --------------  ---------------  --------------   ---------------
      TOTAL EXPENSES                                             218,719          337,985         239,892           348,813
  Fees waived and expenses reimbursed by Adviser (Note 4)        (64,454)         (40,776)        (57,519)         (130,039)
                                                           --------------  ---------------  --------------   ---------------
      NET EXPENSES                                               154,265          297,209         182,373           218,774
                                                           --------------  ---------------  --------------   ---------------

NET INVESTMENT INCOME (LOSS)                                     (33,710)        (160,255)         34,691            29,378
                                                           --------------  ---------------  --------------   ---------------


See accompanying notes which are an integral part of the financial statements.

DEAN FAMILY OF FUNDS
STATEMENTS OF OPERATIONS (Continued)
Fiscal year ended March 31, 2004

                                                             Large Cap       Small Cap        Balanced       International
                                                             Value Fund      Value Fund         Fund              Fund
                                                           -----------------------------------------------------------------
REALIZED & UNREALIZED GAINS (LOSSES)
  Net realized gains (losses) from:
      Security transactions                                     (338,084)       3,791,781        (213,526)        1,643,117
      Foreign currency transactions (Note 6)                           -                -               -            79,806
  Net change in unrealized appreciation (depreciation) on:
      Investments                                              3,488,596        3,113,453       3,175,208         2,783,344
      Foreign currency translation (Note 6)                            -                -               -           (15,902)
                                                           --------------  ---------------  --------------   ---------------

NET REALIZED & UNREALIZED GAINS
  ON INVESTMENTS & FOREIGN CURRENCIES                          3,150,512        6,905,234       2,961,682         4,490,365
                                                           --------------  ---------------  --------------   ---------------

NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                            $ 3,116,802      $ 6,744,979     $ 2,996,373       $ 4,519,743
                                                           ==============  ===============  ==============   ===============


See accompanying notes which are an integral part of the financial statements.
32

DEAN FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                            Large Cap Value Fund            Small Cap Value Fund
                                                            Year            Year            Year            Year
                                                            ended           ended           ended           ended
                                                          March 31,       March 31,       March 31,       March 31,
                                                            2004            2003            2004            2003
                                                        -------------   -------------   -------------   -------------

FROM OPERATIONS:
   Net investment income (loss)                            $ (33,710)      $ (38,929)     $ (160,255)     $ (111,805)
   Net realized gains (losses) from security transactions   (338,084)     (4,361,207)      3,791,781      (2,333,092)
   Net change in net unrealized appreciation (depreciation)
      on investments                                       3,488,596      (1,557,744)      3,113,453      (3,348,565)
                                                        -------------   -------------   -------------   -------------
Net increase (decrease) in net assets from operations      3,116,802      (5,957,880)      6,744,979      (5,793,462)
                                                        -------------   -------------   -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net realized gains, Class A                                -        (303,861)              -         (76,099)
   From net realized gains, Class C                                -         (19,592)              -          (2,856)
                                                        -------------   -------------   -------------   -------------
Decrease in net assets from distributions
      to shareholders                                              -        (323,453)              -         (78,955)
                                                        -------------   -------------   -------------   -------------

FROM CAPITAL SHARE TRANSACTIONS:
Class A
   Proceeds from shares sold                                 896,869         781,170         171,183         784,133
   Net asset value of shares issued in
      reinvestment of distributions to shareholders                -         278,659               -          73,536
   Payments for shares redeemed                           (3,091,338)     (3,618,718)     (2,298,194)     (4,325,276)
                                                        -------------   -------------   -------------   -------------
Net increase (decrease) in net assets from Class A
   Share transactions                                     (2,194,469)     (2,558,889)     (2,127,011)     (3,467,607)
                                                        -------------   -------------   -------------   -------------

Class C
   Proceeds from shares sold                                 100,279         217,179          14,159          69,716
   Net asset value of shares issued in
      reinvestment of distributions to shareholders                -           3,458               -             875
   Payments for shares redeemed                             (148,611)       (355,380)       (117,276)       (109,571)
                                                        -------------   -------------   -------------   -------------
Net increase (decrease) in net assets from Class C
   Share transactions                                        (48,332)       (134,743)       (103,117)        (38,980)
                                                        -------------   -------------   -------------   -------------
Net increase (decrease) in net assets from capital share
transactions                                              (2,242,801)     (2,693,632)     (2,230,128)     (3,506,587)
                                                        -------------   -------------   -------------   -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                      874,001      (8,974,965)      4,514,851      (9,379,004)


See accompanying notes which are an integral part of the financial statements.

DEAN FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (continued)


                                                            Large Cap Value Fund            Small Cap Value Fund
                                                            Year            Year            Year            Year
                                                            ended           ended           ended           ended
                                                          March 31,       March 31,       March 31,       March 31,
                                                            2004            2003            2004            2003
                                                        -------------   -------------   -------------   -------------
NET ASSETS:
   Beginning of year                                       7,137,191      16,112,156      12,606,318      21,985,322
                                                        -------------   -------------   -------------   -------------
   End of year                                           $ 8,011,192     $ 7,137,191    $ 17,121,169    $ 12,606,318
                                                        =============   =============   =============   =============

ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME                                          $ -             $ -        $ 77,745             $ -
                                                        =============   =============   =============   =============

CAPITAL SHARE ACTIVITY:
Class A
   Shares sold                                               105,819          93,137          12,756          68,872
   Shares issued in reinvestment of distributions
      to shareholders                                              -          38,436               -           6,898
   Shares redeemed                                          (368,170)       (495,562)       (175,805)       (394,861)
                                                        -------------   -------------   -------------   -------------
   Net increase (decrease) in shares outstanding            (262,351)       (363,989)       (163,049)       (319,091)
   Shares outstanding, beginning of year                   1,050,819       1,414,808       1,265,129       1,584,220
                                                        -------------   -------------   -------------   -------------
   Shares outstanding, end of year                           788,468       1,050,819       1,102,080       1,265,129
                                                        =============   =============   =============   =============

Class C
   Shares sold                                                12,667          29,901           1,125           6,023
   Shares issued in reinvestment of distributions
      to shareholders                                              -             501               -              84
   Shares redeemed                                           (18,552)        (50,571)        (10,291)        (10,567)
                                                        -------------   -------------   -------------   -------------
   Net increase (decrease) in shares outstanding              (5,885)        (20,169)         (9,166)         (4,460)
   Shares outstanding, beginning of year                      68,023          88,192          56,675          61,135
                                                        -------------   -------------   -------------   -------------
   Shares outstanding, end of year                            62,138          68,023          47,509          56,675
                                                        =============   =============   =============   =============


See accompanying notes which are an integral part of the financial statements.
34

DEAN FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (continued)


                                                                Balanced Fund                International Fund
                                                            Year            Year            Year            Year
                                                            ended           ended           ended           ended
                                                          March 31,       March 31,       March 31,       March 31,
                                                            2004            2003            2004            2003
                                                        -------------   -------------   -------------   -------------

FROM OPERATIONS:
   Net investment income (loss)                             $ 34,691        $ 77,366        $ 29,378        $ (9,183)
   Net realized gains (losses) from:
      Security transactions                                 (213,526)     (2,198,227)      1,643,117      (3,603,468)
      Foreign currency transactions                                -               -          79,806       1,405,337
   Net change in net unrealized appreciation/depreciation on:
      Investments                                          3,175,208      (1,464,059)      2,783,344        (921,344)
      Foreign currency translation                                 -               -         (15,902)         10,407
                                                        -------------   -------------   -------------   -------------
Net increase (decrease) in net assets from operations      2,996,373      (3,584,920)      4,519,743      (3,118,251)
                                                        -------------   -------------   -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income, Class A                       (34,691)       (175,957)       (371,564)              -
   From net investment income, Class C                             -         (14,376)        (24,437)              -
   From net realized gains, Class A                                -        (213,693)              -               -
   From net realized gains, Class C                                -         (26,738)              -               -
   From return of capital, Class A                           (15,877)       (373,414)        (37,820)              -
   From return of capital, Class C                            (2,645)        (46,723)         (2,725)              -
                                                        -------------   -------------   -------------   -------------
Decrease in net assets from distributions
      to shareholders                                        (53,213)       (850,901)       (436,546)              -
                                                        -------------   -------------   -------------   -------------

FROM CAPITAL SHARE TRANSACTIONS:
Class A
   Proceeds from shares sold                                 102,009         366,531       7,519,780       7,184,374
   Net asset value of shares issued in
      reinvestment of distributions to shareholders           49,798         750,912         385,875               -
   Payments for shares redeemed                           (2,270,456)     (1,452,762)     (7,960,019)     (9,305,455)
                                                        -------------   -------------   -------------   -------------
Net increase (decrease) in net assets from Class A
   Share transactions                                     (2,118,649)       (335,319)        (54,364)     (2,121,081)
                                                        -------------   -------------   -------------   -------------

Class C
   Proceeds from shares sold                                  12,562         529,928         281,385          18,514
   Net asset value of shares issued in
      reinvestment of distributions to shareholders              282           6,020          18,896               -
   Payments for shares redeemed                             (402,515)       (525,393)       (194,237)       (209,987)
                                                        -------------   -------------   -------------   -------------
Net increase (decrease) in net assets from Class C
   Share transactions                                       (389,671)         10,555         106,044        (191,473)
                                                        -------------   -------------   -------------   -------------
Net increase (decrease) in assets from capital share
   transactions                                           (2,508,320)       (324,764)         51,680      (2,312,554)
                                                        -------------   -------------   -------------   -------------


See accompanying notes which are an integral part of the financial statements.

DEAN FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (continued)


                                                                Balanced Fund                International Fund
                                                            Year            Year            Year            Year
                                                            ended           ended           ended           ended
                                                          March 31,       March 31,       March 31,       March 31,
                                                            2004            2003            2004            2003
                                                        -------------   -------------   -------------   -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                      434,840      (4,760,585)      4,134,877      (5,430,805)

NET ASSETS:
   Beginning of year                                       8,953,920      13,714,505       7,488,480      12,919,285
                                                        -------------   -------------   -------------   -------------
   End of year                                           $ 9,388,760     $ 8,953,920    $ 11,623,357     $ 7,488,480
                                                        =============   =============   =============   =============

ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME                                          $ -             $ -       $ (50,047)    $ 1,396,154
                                                        =============   =============   =============   =============

CAPITAL SHARE ACTIVITY:
Class A
   Shares sold                                                11,574          42,256         888,007         963,187
   Shares issued in reinvestment of distributions
      to shareholders                                          5,616         102,047          40,195               -
   Shares redeemed                                          (270,158)       (189,947)       (919,915)     (1,249,417)
                                                        -------------   -------------   -------------   -------------
   Net increase (decrease) in shares outstanding            (252,968)        (45,644)          8,287        (286,230)
   Shares outstanding, beginning of year                   1,186,869       1,232,513       1,029,394       1,315,624
                                                        -------------   -------------   -------------   -------------
   Shares outstanding, end of year                           933,901       1,186,869       1,037,681       1,029,394
                                                        =============   =============   =============   =============

Class C
   Shares sold                                                 1,544          65,651          27,485           2,181
   Shares issued in reinvestment of distributions
      to shareholders                                             33             865           2,032               -
   Shares redeemed                                           (51,796)        (73,086)        (19,746)        (27,935)
                                                        -------------   -------------   -------------   -------------
   Net increase (decrease) in shares outstanding             (50,219)         (6,570)          9,771         (25,754)
   Shares outstanding, beginning of year                     118,571         125,141          67,003          92,757
                                                        -------------   -------------   -------------   -------------
   Shares outstanding, end of year                            68,352         118,571          76,774          67,003
                                                        =============   =============   =============   =============


See accompanying notes which are an integral part of the financial statements.
36

DEAN FAMILY OF FUNDS
LARGE CAP VALUE FUND - CLASS A
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period


                                                  Year Ended   Year Ended    Year Ended     Year Ended    Year Ended
                                                   March 31,    March 31,     March 31,      March 31,      March 31,
                                                     2004         2003          2002           2001           2000
                                                 ----------   ------------  ------------   ------------   ------------

Net asset value, beginning of period                $ 6.40        $ 10.75       $ 11.97        $ 11.11        $ 10.65
                                                 ----------   ------------  ------------   ------------   ------------
Income (loss) from investment operations:
   Net investment income (loss)                      (0.04)         (0.03)        (0.06)(a)       0.02           0.01
   Net realized and unrealized gains (losses)
      on investments                                  3.10          (4.08)         0.12           0.97           0.46
                                                 ----------   ------------  ------------   ------------   ------------
Total income (loss) from investment operations        3.06          (4.11)         0.06           0.99           0.47
                                                 ----------   ------------  ------------   ------------   ------------

Less distributions:
   From net investment income                            -              -             -          (0.13)         (0.01)
   From net realized gains                               -          (0.24)        (1.28)             -              -
                                                 ----------   ------------  ------------   ------------   ------------
Total distributions                                      -          (0.24)        (1.28)         (0.13)         (0.01)
                                                 ----------   ------------  ------------   ------------   ------------

Net asset value, end of period                      $ 9.46         $ 6.40       $ 10.75        $ 11.97        $ 11.11
                                                 ==========   ============  ============   ============   ============

Total Return  (b)                                   47.81%         (38.49)%       0.17%          9.03%          4.38%
                                                 ==========   ============  ============   ============   ============

Net assets, end of period                        $ 7,459,239  $ 6,725,313   $ 15,204,763   $ 14,247,739   $ 10,134,912
                                                 ==========   ============  ============   ============   ============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                       2.58%          2.31%         1.91%          2.23%          2.11%
   After fee waivers and/or expense
      reimbursement by Adviser                       1.85%          1.85%         1.85%          1.85%          1.85%
Ratio of net investment income (loss)
     to average net assets                           (0.37)%        (0.32)%       (0.52)%        0.19%          0.02%
Portfolio turnover rate                                42%            55%          102%           103%            71%


(a) Net investment income (loss) is based on average shares outstanding during the year.

(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.

See accompanying notes which are an integral part of the financial statements.

DEAN FAMILY OF FUNDS
LARGE CAP VALUE FUND - CLASS C
FINANCIAL HIGHLIGHTS (continued)
Per Share Data for a Share Outstanding Throughout Each Period

                                                  Year Ended    Year Ended    Year Ended     Year Ended     Year Ended
                                                   March 31,     March 31,     March 31,      March 31,      March 31,
                                                    2004          2003          2002           2001           2000
                                                 ----------   ------------  ------------   ------------   ------------

Net asset value, beginning of period                $ 6.05        $ 10.29       $ 11.59        $ 10.71        $ 10.57
                                                 ----------   ------------  ------------   ------------   ------------
Income (loss) from investment operations:
   Net investment income (loss)                      (0.09)         (0.09)        (0.14)(a)      (0.04)         (0.03)
   Net realized and unrealized gains (losses)
      on investments                                  2.92          (3.91)         0.12           0.93           0.18
                                                 ----------   ------------  ------------   ------------   ------------
Total income (loss) from investment operations        2.83          (4.00)        (0.02)          0.89           0.15
                                                 ----------   ------------  ------------   ------------   ------------

Less distributions:
   From net investment income                            -              -             -          (0.01)         (0.01)
   From net realized gains                               -          (0.24)        (1.28)             -              -
                                                 ----------   ------------  ------------   ------------   ------------
Total distributions                                      -          (0.24)        (1.28)         (0.01)         (0.01)
                                                 ----------   ------------  ------------   ------------   ------------

Net asset value, end of period                      $ 8.88         $ 6.05       $ 10.29        $ 11.59        $ 10.71
                                                 ==========   ============  ============   ============   ============

Total Return  (b)                                   46.78%         (39.16)%       (0.52)%        8.35%          1.38%
                                                 ==========   ============  ============   ============   ============

Net assets, end of period                        $ 551,953      $ 411,878     $ 907,393      $ 441,646      $ 511,730
                                                 ==========   ============  ============   ============   ============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                       4.24%          2.65%         3.03%          4.37%          4.04%
   After fee waivers and/or expense
      reimbursement by Adviser                       2.60%          2.60%         2.60%          2.60%          2.60%
Ratio of net investment loss
     to average net assets                           (1.11)%        (1.06)%       (1.28)%        (0.56)%        (0.22)%
Portfolio turnover rate                                42%            55%          102%           103%            71%


(a) Net investment income (loss) is based on average shares outstanding during the year.

(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.

See accompanying notes which are an integral part of the financial statements.
38

DEAN FAMILY OF FUNDS
SMALL CAP VALUE FUND - CLASS A
FINANCIAL HIGHLIGHTS (continued)
Per Share Data for a Share Outstanding Throughout Each Period


                                                  Year Ended    Year Ended    Year Ended     Year Ended     Year Ended
                                                   March 31,     March 31,     March 31,      March 31,      March 31,
                                                    2004          2003          2002           2001           2000
                                                 ----------   ------------  ------------   ------------   ------------

Net asset value, beginning of period                $ 9.55        $ 13.37       $ 10.40         $ 8.95         $ 9.15
                                                 ----------   ------------  ------------   ------------   ------------
Income (loss) from investment operations:
   Net investment income (loss)                      (0.14)         (0.08)         0.03 (a)       0.08           0.14
   Net realized and unrealized gains (losses)
      on investments                                  5.50          (3.69)         2.97           1.44          (0.19)
                                                 ----------   ------------  ------------   ------------   ------------
Total income (loss) from investment operations        5.36          (3.77)         3.00           1.52          (0.05)
                                                 ----------   ------------  ------------   ------------   ------------

Less distributions:
   From net investment income                            -              -         (0.03)         (0.07)         (0.15)
   From net realized gains                               -          (0.05)            -              -              -
                                                 ----------   ------------  ------------   ------------   ------------
Total distributions                                      -          (0.05)        (0.03)         (0.07)         (0.15)
                                                 ----------   ------------  ------------   ------------   ------------

Net asset value, end of period                     $ 14.91         $ 9.55       $ 13.37        $ 10.40         $ 8.95
                                                 ==========   ============  ============   ============   ============

Total Return  (b)                                   56.13%         (28.24)%      28.88%         16.94%          (0.53)%
                                                 ==========   ============  ============   ============   ============

Net assets, end of period                        $ 16,435,083 $ 12,078,397  $ 21,187,653   $ 16,208,623   $ 13,333,607
                                                 ==========   ============  ============   ============   ============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                       2.08%          2.01%         1.84%          2.40%          1.92%
   After fee waivers and/or expense
      reimbursement by Adviser                       1.85%          1.85%         1.84%          1.85%          1.85%
Ratio of net investment income (loss)
     to average net assets                           (0.99)%        (0.65)%       0.26%          0.79%          1.49%
Portfolio turnover rate                                82%            82%           67%            54%            90%


(a) Net investment income (loss) is based on average shares outstanding during the year.

(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.

See accompanying notes which are an integral part of the financial statements.

DEAN FAMILY OF FUNDS
SMALL CAP VALUE FUND - CLASS C
FINANCIAL HIGHLIGHTS (continued)
Per Share Data for a Share Outstanding Throughout Each Period

                                                  Year Ended    Year Ended    Year Ended     Year Ended     Year Ended
                                                   March 31,     March 31,     March 31,      March 31,      March 31,
                                                    2004          2003          2002           2001           2000
                                                 ----------   ------------  ------------   ------------   ------------

Net asset value, beginning of period                $ 9.31        $ 13.05       $ 10.20         $ 8.80         $ 9.05
                                                 ----------   ------------  ------------   ------------   ------------
Income (loss) from investment operations:
   Net investment income (loss)                      (0.23)         (0.11)        (0.06)(a)       0.03          (0.01)
   Net realized and unrealized gains (losses)
      on investments                                  5.36          (3.58)         2.91           1.44          (0.09)
                                                 ----------   ------------  ------------   ------------   ------------
Total income (loss) from investment operations        5.13          (3.69)         2.85           1.47          (0.10)
                                                 ----------   ------------  ------------   ------------   ------------

Less distributions:
   From net investment income                            -              -             -          (0.07)         (0.15)
   From net realized gains                               -          (0.05)            -              -              -
                                                 ----------   ------------  ------------   ------------   ------------
Total distributions                                      -          (0.05)            -          (0.07)         (0.15)
                                                 ----------   ------------  ------------   ------------   ------------

Net asset value, end of period                     $ 14.44         $ 9.31       $ 13.05        $ 10.20         $ 8.80
                                                 ==========   ============  ============   ============   ============

Total Return  (b)                                   55.10%         (28.32)%      27.94%         16.66%          (1.11)%
                                                 ==========   ============  ============   ============   ============

Net assets, end of period                        $ 686,086      $ 527,921     $ 797,669      $ 683,137    $ 2,344,244
                                                 ==========   ============  ============   ============   ============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                       3.53%          2.19%         3.69%          3.18%          2.32%
   After fee waivers and/or expense
      reimbursement by Adviser                       2.60%          2.19%         2.60%          2.31%          2.31%
Ratio of net investment income (loss)
     to average net assets                           (1.74)%        (0.99)%       (0.49)%        0.35%          (0.31)%
Portfolio turnover rate                                82%            82%           67%            54%            90%


(a) Net investment income (loss) is based on average shares outstanding during the year.

(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.

See accompanying notes which are an integral part of the financial statements.
40

DEAN FAMILY OF FUNDS
BALANCED FUND - CLASS A
FINANCIAL HIGHLIGHTS (continued)
Per Share Data for a Share Outstanding Throughout Each Period


                                                  Year Ended    Year Ended    Year Ended     Year Ended     Year Ended
                                                   March 31,     March 31,     March 31,      March 31,      March 31,
                                                    2004          2003          2002           2001           2000
                                                 ----------   ------------  ------------   ------------   ------------

Net asset value, beginning of period                $ 6.89        $ 10.15       $ 10.92        $ 10.16        $ 10.75
                                                 ----------   ------------  ------------   ------------   ------------
Income (loss) from investment operations:
   Net investment income                              0.04           0.06          0.09 (a)       0.20           0.28
   Net realized and unrealized gains (losses)
      on investments                                  2.53          (2.69)        (0.26)          0.98          (0.66)
                                                 ----------   ------------  ------------   ------------   ------------
Total income (loss) from investment operations        2.57          (2.63)        (0.17)          1.18          (0.38)
                                                 ----------   ------------  ------------   ------------   ------------

Less distributions:
   From net investment income                        (0.03)         (0.06)        (0.10)         (0.19)         (0.21)
   From net realized gains                               -          (0.26)        (0.50)         (0.23)             -
   From return of capital                            (0.02)         (0.31)            -              -              -
                                                 ----------   ------------  ------------   ------------   ------------
Total distributions                                  (0.05)         (0.63)        (0.60)         (0.42)         (0.21)
                                                 ----------   ------------  ------------   ------------   ------------

Net asset value, end of period                      $ 9.41         $ 6.89       $ 10.15        $ 10.92        $ 10.16
                                                 ==========   ============  ============   ============   ============

Total Return  (b)                                   37.36%         (26.10)%       (1.75)%       11.93%          (3.52)%
                                                 ==========   ==========================   ============   ============

Net assets, end of period                        $ 8,786,461  $ 8,183,461   $ 12,509,111   $ 12,453,481   $ 8,606,480
                                                 ==========   ============  ============   ============   ============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                       2.41%          2.21%         2.01%          2.04%          2.13%
   After fee waivers and/or expense
      reimbursement by Adviser                       1.85%          1.85%         1.85%          1.84%          1.85%
Ratio of net investment income
     to average net assets                           0.41%          0.77%         0.88%          1.89%          2.63%
Portfolio turnover rate                                44%            51%           86%            66%           196%


(a) Net investment income (loss) is based on average shares outstanding during the year.

(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.

See accompanying notes which are an integral part of the financial statements.

DEAN FAMILY OF FUNDS
BALANCED FUND - CLASS C
FINANCIAL HIGHLIGHTS (continued)
Per Share Data for a Share Outstanding Throughout Each Period


                                                  Year Ended    Year Ended    Year Ended     Year Ended     Year Ended
                                                   March 31,     March 31,     March 31,      March 31,      March 31,
                                                    2004          2003          2002           2001           2000
                                                 ----------   ------------  ------------   ------------   ------------

Net asset value, beginning of period                $ 6.50         $ 9.63       $ 10.40        $ 10.00        $ 10.73
                                                 ----------   ------------  ------------   ------------   ------------
Income (loss) from investment operations:
   Net investment income (loss)                      (0.03)          0.01             - (a)       0.12          (0.22)
   Net realized and unrealized gains (losses)
      on investments                                  2.38          (2.53)        (0.23)          0.95          (0.34)
                                                 ----------   ------------  ------------   ------------   ------------
Total income (loss) from investment operations        2.35          (2.52)        (0.23)          1.07          (0.56)
                                                 ----------   ------------  ------------   ------------   ------------

Less distributions:
   From net investment income                            -          (0.04)        (0.04)         (0.12)         (0.17)
   From net realized gains                               -          (0.26)        (0.50)         (0.55)             -
   From return of capital                            (0.04)         (0.31)            -              -              -
                                                 ----------   ------------  ------------   ------------   ------------
Total distributions                                  (0.04)         (0.61)        (0.54)         (0.67)         (0.17)
                                                 ----------   ------------  ------------   ------------   ------------

Net asset value, end of period                      $ 8.81         $ 6.50        $ 9.63        $ 10.40        $ 10.00
                                                 ==========   ============  ============   ============   ============

Total Return  (b)                                   36.16%         (26.37)%       (2.38)%       11.03%          (5.24)%
                                                 ==========   ============  ============   ============   ============

Net assets, end of period                        $ 602,299      $ 770,459   $ 1,205,394      $ 485,234    $ 1,291,000
                                                 ==========   ============  ============   ============   ============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                       3.79%          2.35%         4.01%          2.73%          2.74%
   After fee waivers and/or expense
      reimbursement by Adviser                       2.60%          2.35%         2.60%          2.60%          2.60%
Ratio of net investment income (loss)
     to average net assets                           (0.32)%        0.29%         0.00%          1.14%          (2.13)%
Portfolio turnover rate                                44%            51%           86%            66%           196%


(a) Net investment income (loss) is based on average shares outstanding during the year.

(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.

See accompanying notes which are an integral part of the financial statements.
42

DEAN FAMILY OF FUNDS
INTERNATIONAL FUND - CLASS A
FINANCIAL HIGHLIGHTS  (continued)
Per Share Data for a Share Outstanding Throughout Each Period

                                                  Year Ended    Year Ended    Year Ended     Year Ended     Year Ended
                                                   March 31,     March 31,     March 31,      March 31,      March 31,
                                                    2004          2003          2002           2001           2000
                                                 ----------   ------------  ------------   ------------   ------------

Net asset value, beginning of period                $ 6.84         $ 9.18        $ 9.96        $ 20.11        $ 12.41
                                                 ----------   ------------  ------------   ------------   ------------
Income (loss) from investment operations:
   Net investment income (loss)                       0.04              -         (0.06)(a)      (0.11)         (0.13)
   Net realized and unrealized gains (losses)
      on investments                                  3.98          (2.34)        (0.71)         (5.88)          8.50
                                                 ----------   ------------  ------------   ------------   ------------
Total income (loss) from investment operations        4.02          (2.34)        (0.77)         (5.99)          8.37
                                                 ----------   ------------  ------------   ------------   ------------

Less distributions:
   From net investment income                        (0.37)             -         (0.01)         (0.01)             -
   From net realized gains                               -              -             -          (4.15)         (0.67)
   From return of capital                            (0.04)             -             -              -              -
                                                 ----------   ------------  ------------   ------------   ------------
Total distributions                                  (0.41)             -         (0.01)         (4.16)         (0.67)
                                                 ----------   ------------  ------------   ------------   ------------

Net asset value, end of period                     $ 10.45         $ 6.84        $ 9.18         $ 9.96        $ 20.11
                                                 ==========   ============  ============   ============   ============

Total Return  (b)                                   59.23%         (25.49)%       (7.77)%       (30.61)%       69.26%
                                                 ==========   ============  ============   ============   ============

Net assets, end of period                        $ 10,842,350 $ 7,041,919   $ 12,078,887   $ 14,614,461   $ 19,605,996
                                                 ==========   ============  ============   ============   ============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                       3.34%          3.07%         2.73%          2.26%          2.89%
   After fee waivers and/or expense
      reimbursement by Adviser                       2.10%          2.10%         2.10%          2.06%          2.09%
Ratio of net investment income (loss)
     to average net assets                           0.33%          (0.05)%       (0.67)%        (0.72)%        (0.82)%
Portfolio turnover rate                               131%           143%          121%           146%           157%


(a) Net investment income (loss) is based on average shares outstanding during the year.

(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.

See accompanying notes which are an integral part of the financial statements.

DEAN FAMILY OF FUNDS
INTERNATIONAL FUND - CLASS C
FINANCIAL HIGHLIGHTS (continued)
Per Share Data for a Share Outstanding Throughout Each Period

                                                  Year Ended    Year Ended    Year Ended     Year Ended     Year Ended
                                                   March 31,     March 31,     March 31,      March 31,      March 31,
                                                    2004          2003          2002           2001           2000
                                                 ----------   ------------  ------------   ------------   ------------

Net asset value, beginning of period                $ 6.66         $ 9.06        $ 9.88        $ 19.76        $ 12.28
                                                 ----------   ------------  ------------   ------------   ------------
Income (loss) from investment operations:
   Net investment income (loss)                      (0.15)         (0.07)        (0.12)(a)      (0.21)         (0.24)
   Net realized and unrealized gains (losses)
      on investments                                  4.05          (2.33)        (0.70)         (5.78)          8.43
                                                 ----------   ------------  ------------   ------------   ------------
Total income (loss) from investment operations        3.90          (2.40)        (0.82)         (5.99)          8.19
                                                 ----------   ------------  ------------   ------------   ------------

Less distributions:
   From net investment income                        (0.35)             -             -          (0.01)             -
   From net realized gains                               -              -             -          (3.88)         (0.71)
   From return of capital                            (0.04)             -             -              -              -
                                                 ----------   ------------  ------------   ------------   ------------
Total distributions                                  (0.39)             -             -          (3.89)         (0.71)
                                                 ----------   ------------  ------------   ------------   ------------

Net asset value, end of period                     $ 10.17         $ 6.66        $ 9.06         $ 9.88        $ 19.76
                                                 ==========   ============  ============   ============   ============

Total Return  (b)                                   59.15%         (26.49)%       (8.30)%       (30.90)%       68.54%
                                                 ==========   ============  ============   ============   ============

Net assets, end of period                        $ 781,007      $ 446,561     $ 840,398    $ 1,326,365    $ 1,902,892
                                                 ==========   ============  ============   ============   ============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                       4.70%          3.23%         4.16%          2.72%          3.53%
   After fee waivers and/or expense
      reimbursement by Adviser                       2.85%          2.85%         2.85%          2.72%          2.71%
Ratio of net investment income (loss)
     to average net assets                           (0.42)%        (0.71)%       (1.30)%        (1.40)%        (1.61)%
Portfolio turnover rate                               131%           143%          121%           146%           157%


(a) Net investment income (loss) is based on average shares outstanding during the year.

(b) Total returns shown exclude the effect of applicable sales loads and are not annualized.

See accompanying notes which are an integral part of the financial statements.
44

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2004

1. Organization

The Dean Family of Funds (the "Trust") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized as an Ohio business trust under a Declaration of Trust dated December 18, 1996. The Trust has established four series: the Large Cap Value Fund, the Small Cap Value Fund, the Balanced Fund, and the International Fund (formerly the International Value Fund) (the "Funds"). The Trust was capitalized on March 17, 1997, when the initial shares of each Fund (except for the International
Fund) were purchased at $10.00 per share. The International Fund was capitalized on October 13, 1997, when the initial shares of the International Fund were purchased at $10.00 per share.

The Large Cap Value Fund seeks to provide capital appreciation and dividend income over the long-term by investing primarily in the common stocks of large companies.

The Small Cap Value Fund seeks to provide capital appreciation by investing primarily in the common stocks of small companies.

The Balanced Fund seeks to preserve capital while producing a high total return by allocating its assets among equity securities, fixed-income securities and money market instruments.

The International Fund seeks to provide long-term capital growth by investing primarily in the common stocks of foreign companies.

The Funds each offer two classes of shares: Class A shares (sold subject to a maximum front-end sales load of 5.54% of net asset value and a distribution and service fee of up to 0.25% per annum of the average daily net assets allocable to Class A shares) and Class C shares (sold subject to a maximum contingent deferred sales load of 1.00% of net asset value if redeemed within a one-year period from purchase and a distribution and service fee of up to 1.00% per annum of average daily net assets allocable to Class C shares). Each Class A and Class C share of a Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class C shares bear the expenses of higher distribution and service fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (iv) each class has different exchange privileges.

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2004

2. Significant Accounting Policies

The following is a summary of the Trust's significant accounting policies:

Security valuation - On each day that the Trust is open for business, the share price (net asset value) of Class C shares and the public offering price (net asset value plus applicable sales load) of Class A shares is determined as of the close of the regular session of trading on the New York Stock Exchange, generally 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in a Fund's investments that its net asset value might be materially affected.

Portfolio securities are valued as follows: (1) securities that are traded on stock exchanges are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price; (2) securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price; (3) securities traded in the over-the-counter market, that are not quoted by NASDAQ are valued at the last sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities; (4) securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market; (5) U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities; (6) securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange; and (7) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

If an event that may change the value of a security held in a Fund's portfolio occurs after the closing of the applicable market, the Board of Trustees might decide to value the security based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the market quotation and may affect the calculation of the Fund's net asset value.


Share valuation - The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price of Class A shares of each Fund is equal to the net asset value per share plus a sales load equal to 5.54% of the net asset value (or 5.25% of the offering price). The offering price of Class C shares of each Fund is equal to the net asset value per share.

The redemption price per share of Class A shares and Class C shares of each Fund is equal to net asset value per share. A contingent deferred sales load is imposed upon certain redemptions of Class A shares that were purchased at net asset value if a commission was paid by the Underwriter to a participating unaffiliated dealer at the time of the purchase and the Class A shares are redeemed within one year from the date of purchase. The contingent deferred sales load will equal the commission percentage paid at the time of purchase (up to 1.00%) applied to the lesser of the net asset value of the Class A shares at the time of purchase or the net asset value of the Class A shares at the time of redemption. In addition, Class C shares of each Fund are subject to a contingent deferred sales load of 1.00% of the original purchase price if redeemed within a one-year period from the date of purchase.
46

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2004

Investment income - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders - The Balanced Fund distributes substantially all of its net investment income, if any, on a quarterly basis. Each of the Large Cap Value Fund, Small Cap Value Fund, and the International Fund distribute substantially all of its net investment income, if any, on an annual basis. In addition, each Fund distributes any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

Allocation between classes - Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of the total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses that are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of the total net assets of the Fund.

Investment transactions - Investment transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Federal income tax - It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"), and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2004


As of March 31, 2004, for federal income tax purposes, the Funds have capital loss carryforwards available to offset future capital gains, if any, in the following amounts:


--------------------------------------------------------------------------------
Fund                                              Amount      Expires March 31,
--------------------------------------------------------------------------------
Large Cap Value Fund........................   $ 1,993,573         2011
--------------------------------------------------------------------------------
Large Cap Value Fund........................     2,705,717         2012
--------------------------------------------------------------------------------
Balanced Fund...............................     1,396,625         2011
--------------------------------------------------------------------------------
Balanced Fund...............................     1,017,834         2012
--------------------------------------------------------------------------------
International Fund..........................     4,231,852         2010
--------------------------------------------------------------------------------
International Fund..........................       257,124         2011
--------------------------------------------------------------------------------
International Fund............................     158,432         2012
--------------------------------------------------------------------------------

The following information is based upon the federal income tax cost of portfolio investments as of March 31, 2004:

--------------------------------------------------------------------------------------------------------------------------------
                                                           Large Cap          Small Cap          Balanced       International
                                                           Value Fund         Value Fund           Fund             Fund
--------------------------------------------------------------------------------------------------------------------------------

Gross unrealized appreciation....................        $ 1,071,861       $ 2,718,155      $ 1,119,875         $ 1,853,775

Gross unrealized depreciation....................           (150,690)         (395,905)        (140,832)           (165,543)
                                                         ---------------------------------------------------------------------

Net unrealized appreciation (depreciation)....           $   921,171       $ 2,322,250      $   979,043         $ 1,688,232
                                                           ==========      ============     ============       =============

Federal income tax cost............................      $ 6,997,615       $14,962,521      $ 8,386,042         $ 9,593,375
                                                         ============     ============     ============       =============

--------------------------------------------------------------------------------------------------------------------------------

48

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2004

3. Distribution to Shareholders

The Large Cap Value Fund

There were no distributions for the Large Cap Value Fund for the fiscal year ended March 31, 2004.

The tax character of distributions paid during fiscal years 2004 and 2003 was as follows:


--------------------------------------------------------------------------------
                                            2004                     2003
                                            ----                     ----
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income......................    $       -                $ 323,453
  Long-term capital gain...............            -                        -
                                          -------------            ------------
                                           $       -                $ 323,453
                                          =============            =============

--------------------------------------------------------------------------------

As of March 31, 2004, and March 31, 2003, the components of distributable earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
                                              2004                     2003
                                              ----                     ----
--------------------------------------------------------------------------------
Undistributed ordinary income........      $          -           $           -
Accumulated capital and other losses *       (4,699,691)             (4,361,206)
Unrealized appreciation (depreciation)          921,171              (2,567,425)
                                           --------------            ----------
                                           $ (3,778,520)           $ (6,928,631)
                                           ==============            ===========

--------------------------------------------------------------------------------

* Included in this amount for 2004 and 2003 are post-October losses of $0 and $2,367,633, respectively. This amount is deemed to reverse on the first business day of the Fund's next taxable year.

The Small Cap Value Fund

There were no distributions for the Small Cap Value Fund for the fiscal year ended March 31, 2004.

The tax character of distributions paid during fiscal years 2004 and 2003 was as follows:


--------------------------------------------------------------------------------
                                                 2004                  2003
                                                 ----                  ----
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income......................         $       -            $        -
  Long-term capital gain...............                 -                 78,955
                                                ----------           -----------
                                                ----------           -----------
                                                $       -            $    78,955
                                                ==========           ===========

--------------------------------------------------------------------------------

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2004


As of March 31, 2004, and March 31, 2003, the components of distributable earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
                                                 2004                  2003
                                                 ----                  ----
--------------------------------------------------------------------------------
Undistributed ordinary income............     $    77,745           $         -
Undistributed accumulated capital
   and other losses *......................     1,220,759            (2,333,022)
Unrealized appreciation (depreciation).....     2,322,250              (791,203)
                                                ---------------      ----------
                                              $ 3,620,754           $(3,124,225)
                                                ===============      ==========

--------------------------------------------------------------------------------

* Included in this amount for 2004 and 2003 are post-October losses of $0 and $1,977,163, respectively. This amount is deemed to reverse on the first business day of the Fund's next taxable year.

The Balanced Fund

On June 30, 2003, an income distribution of $0.0096 per share was paid to Class A shareholders on record as of June 27, 2003. On December 30, 2003, an income distribution of $0.0416 and $0.0391 per share was paid to Class A and Class C shareholders of record as of December 29, 2003, respectively.

The tax character of distributions paid during fiscal years 2004 and 2003 was as follows:


--------------------------------------------------------------------------------
                                            2004                      2003
                                            ----                      ----
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income......................   $ 34,691                 $ 430,764
  Long-term capital gain...............          -                         -
                                       -----------               ------------
                                            34,691                   430,764
  Return of capital..................       18,522                   420,137
                                       -----------               -----------
                                          $ 53,213                 $ 850,901
                                       ===========               ===========

--------------------------------------------------------------------------------

As of March 31, 2004, and March 31, 2003, the components of distributable earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
                                              2004                      2003
                                              ----                      ----
--------------------------------------------------------------------------------
Undistributed ordinary income........          $          -        $          -
Accumulated capital and other losses *           (2,414,459)         (2,200,932)
Unrealized appreciation (depreciation)              979,043          (2,196,165)
                                               ------------------  -------------
                                               $ (1,435,416)       $ (4,397,097)
                                               ==================  =============

--------------------------------------------------------------------------------

* Included in this amount for 2004 and 2003 are post-October losses of $0 and $804,307, respectively. This amount is deemed to reverse on the first business day of the Fund's next taxable year.
50

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2004

The International Fund

On December 15, 2003, an income distribution of $0.4055 and $0.3928 per share was paid to Class A and Class C shareholders of record as of December 12, 2003, respectively.

The tax character of distributions paid during fiscal year 2004 and 2003 was as follows:


-----------------------------------------------------------------------------
                                         2004              2003
                                         ----              ----
-----------------------------------------------------------------------------
Distributions paid from:
  Ordinary income.....................$ 396,001           $    -
  Long-term capital gain...............       -                -
                                      ----------         ---------
                                        396,001                -
                                                         ---------
  Return of capital...............       40,545                -
                                      ----------         ---------
                                      $ 436,546           $    -
                                      ==========         =========

--------------------------------------------------------------------------------

As of March 31, 2004, and March 31, 2003, the components of distributable earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
                                          2004                      2003
                                          ----                      ----
--------------------------------------------------------------------------------
Undistributed ordinary income........     $          -            $ 1,442,897
Accumulated capital and other losses *      (4,647,408)            (6,834,588)
Unrealized appreciation (depreciation)       1,691,989             (1,735,478)
                                          -------------           -------------
                                          $ (2,955,419)           $(7,127,169)
                                          =============           =============

--------------------------------------------------------------------------------

* Included in this amount for 2004 and 2003 are post-October losses of $0 and $1,187,614, respectively. This amount is deemed to reverse on the first business day of the Fund's next taxable year.

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

4. Commitments and Transactions with Affiliates and Related Parties

Certain officers of the Trust are also officers or employees of Dean Investment Associates LLC (formerly C.H Dean & Associates, Inc.) (the "Adviser") or of Unified Fund Services, Inc. ("UFS"), the administrative services agent, transfer and shareholder servicing agent, and accounting services agent for the Trust.

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT

The Fund's investments are managed by the Adviser pursuant to the terms of an advisory agreement. In accordance with the advisory agreement, the Adviser is entitled to an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund and 1.25% of the average daily net assets of the International Fund. As of March 31, 2004, the Adviser was owed $4,385, $14,638, $382 and $33,542 from the Large Cap Value Fund, the Small Cap Value Fund, the Balanced Fund and the International Fund, respectively.

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2004

Newton Capital Management Ltd. (Newton Capital) has been retained by the Adviser to manage the investments of the International Fund. The Adviser (not the Fund) pays Newton Capital a fee for its services equal to the annual rate of 0.50% of the Fund's average daily net assets.

Pursuant to an Expense Limitation Agreement between the Adviser and the Trust, the Adviser waived a portion of its advisory fees for each Fund and in the case of the International Fund, reimbursed expenses, to the extent that the Fund's operating expenses exceeded the applicable "operating expense limit" amount during the fiscal year ended March 31, 2004. There is no obligation for the Trust to repay the amounts of the advisory fees waived or expenses reimbursed. The Adviser waived fees of $64,454 for the Large Cap Value Fund, $40,776 for the Small Cap Value Fund, $57,519 for the Balanced Fund, and waived fees and reimbursed expenses of $130,039 for the International Fund during the fiscal year ended March 31, 2004. The "operating expense limit" with respect to each class of each Fund is based on a percentage of the average daily net assets of each class of each Fund as follows:

          Fund             Class       Maximum Operating Expense Limit

Large Cap Value Fund       Class A                    1.85%
Large Cap Value Fund       Class C                    2.60%
Small Cap Value Fund       Class A                    1.85%
Small Cap Value Fund       Class C                    2.60%
Balanced Fund              Class A                    1.85%
Balanced Fund              Class C                    2.60%
International Fund         Class A                    2.10%
International Fund         Class C                    2.85%

ADMINISTRATION AGREEMENT

Under the terms of a Mutual Fund Services Agreement, UFS serves as administrative services agent for the Trust. UFS supplies non-investment related administrative and compliance services for the Funds. UFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, UFS receives a monthly fee from each Fund at an annual rate of 0.09% on its average daily net assets up to $100 million, 0.06% on the next $150 million of such net assets, and 0.03% on such net assets in excess of $250 million, subject to a $15,000 minimum annual fee for each Fund. In addition each Fund pays additional expenses including, but not limited to, fees for federal and state securities registration.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT

Under the terms of the Mutual Fund Services Agreement, UFS serves as transfer and shareholder servicing agent for the Trust. UFS maintains the records of each shareholder's account, answers shareholder inquires concerning accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder servicing functions. For these services, UFS receives a monthly fee of $1.30 per active shareholder account, subject to a $1,000 minimum monthly fee for each class of each Fund. The Trust also receives a 50% discount for a share class with assets up to $2 million and 25% discount for a share class with assets between $2 and $5
52

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2004


million. There is no discount for a share class with assets over $5 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies. For the fiscal year ended March 31, 2004, each share class accrued transfer agent and shareholder servicing fees as follows:

           Fund               Class      Transfer Agent and Shareholder
                                                Servicing Fees
----------------------------  ------------  --------------------

Large Cap Value Fund          Class A                  $ 23,371
Large Cap Value Fund          Class C                     1,576
Small Cap Value Fund          Class A                    29,109
Small Cap Value Fund          Class C                     1,194
Balanced Fund                 Class A                    21,912
Balanced Fund                 Class C                     1,586
International Fund            Class A                    22,913
International Fund            Class C                     1,431


ACCOUNTING SERVICES AGREEMENT

Under the terms of the Mutual Fund Services Agreement, UFS serves as accounting services agent for the Trust. UFS calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, UFS receives a monthly fee from each Fund at a rate of 0.05% of its average daily net assets up to $100 million, 0.04% of the next $150 million of such net assets, and 0.03% of such net assets in excess of $250 million, subject to $26,000 minimum annual fees for each Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by UFS in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT

2480 Securities LLC (the Underwriter), an affiliate of the Adviser, serves as principal underwriter for the Funds and, as such, is the exclusive agent for the distribution of shares of the Funds. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $131, $0, $11 and $360 fees from underwriting and no broker commissions on the sale of shares of the Large Cap Value Fund, the Small Cap Value Fund, the Balanced Fund, and the International Fund, respectively, during the fiscal year ended March 31, 2004.

PLANS OF DISTRIBUTION

The Trust has a Plan of Distribution (Class A Plan) under which Class A shares may directly incur or reimburse the Underwriter for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of each Fund's average daily net assets attributable to such shares. For the fiscal year ended March 31, 2004, Class A shares of each Fund did not incur any distribution expenses.

The Trust also has a Plan of Distribution (Class C Plan), which provides for two categories of payments. First, the Class C Plan provides for the payment to the Underwriter, dealers and other organizations in an amount not to exceed 0.25% per year of each Fund's average daily net assets attributable to Class C shares for certain account maintenance and service fees. In addition, the Class C shares may directly incur or reimburse the Underwriter in an amount not to

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2004

exceed 0.75% per year of each Fund's average daily net assets attributable to Class C shares for certain distribution-related expenses incurred in the distribution and promotion of the Fund's Class C shares. For the fiscal year ended March 31, 2004, Class C shares of each Fund did not incur any distribution expenses.

5. Investment Transactions

Investment transactions, other than short-term investments, were as follows for the fiscal year ended March 31, 2004:

-----------------------------------------------------------------------------------------------------------------
                                                        Large Cap      Small Cap      Balanced    International
                                                       Value Fund      Value Fund       Fund           Fund
-----------------------------------------------------------------------------------------------------------------
Purchases of portfolio securities................      $ 3,203,532    $ 12,566,601  $ 2,583,370   $ 12,973,801
Purchases of U.S. government obligations.......                  -               -    1,405,312              -
                                                     ============================================================

Proceeds from sales and maturities
     of portfolio securities.....................      $ 5,496,769    $ 14,782,386  $ 5,786,241   $ 13,488,116
Proceeds from sales and maturities of U.S.
     government obligations......................                -               -      809,187              -
-----------------------------------------------------============================================================

6. Foreign Currency Translation

With respect to the International Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

     A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

     B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Reported net realized foreign exchange gains or losses arise from 1) sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent to the amounts actually received or paid. Reported net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments, resulting from changes in exchange rates.

7. Risk Associated with Foreign Securities

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.
54

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2004

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the International Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Forward Foreign Currency Exchange Contracts

The International Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions (a cross-hedge occurs when forward foreign currency contracts are executed for a currency that has a high correlation with the currency that is being hedged). The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchanges rates at the dates of entry into the contracts and the forward foreign exchange rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains or losses are included in the Fund's Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts may involve market or credit risk in excess of the amounts reflected on the Fund's statement of assets and liabilities.

As of March 31, 2004, the International Fund had forward foreign currency exchange contracts outstanding as follows:

--------------------------------------------------------------------------------
                                                          Net Appreciation
Settlement                                                 (Depreciation)
  Date         To Deliver              To Receive          in U.S. Dollars
--------------------------------------------------------------------------------

04/02/04       (18,304) GBP          33,524 USD            $       -
04/05/04      (348,601) JPY           3,356 USD                   13
05/14/04      (141,000) USD          77,942 GBP               (1,694)
05/14/04      (135,865) EUR         171,000 USD                4,067
05/14/04      (165,322) EUR         207,000 USD                4,226
05/14/04      (327,000) USD         285,914 EUR               23,959
05/14/04       (51,000) USD          44,406 EUR                3,509
05/14/04       (85,738) GBP         141,000 USD               15,967

                                                         --------------
Total appreciation on contracts                            $  50,047
                                                         ==============

--------------------------------------------------------------------------------

EUR - Euro Dollar USD - U.S. Dollar GBP-British Pound Sterling  JPY-Japanese Yen


9. Proxy Voting

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-327-3656 or on the Securities and Exchange Commission's website at http://www.sec.gov.

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2004

10. Management of The Funds (Unaudited)

Listed in the charts below is basic information regarding the Trustees and Officers of the Trust. The Trust's Statement of Additional Information includes more information about the Trustees. To request a free copy, call 888-899-8343.

------------------------- ------ -------------- -------------- --------------------------- --------------- ---------------
Name and Address          Age    Position(s)    Term of        Principal Occupation(s)     Number of       Other
                                 Held with      Office and     During Past Five Years      Portfolios in   Directorships
                                 Trust          Length of                                  Fund Complex    Held by
                                                Time Served                                Overseen by     Trustee
                                                                                           Trustee
------------------------- ------ -------------- -------------- --------------------------- --------------- ---------------
Independent Trustees
------------------------- ------ -------------- -------------- --------------------------- --------------- ---------------
Sam B. Gould              61     Trustee        Indefinite;    Dean Emeritus of the        4               None
School of Business                              Since 1998     University of Dayton
Administration                                                 School of Business
University of Dayton                                           Administration
300 College Park
Dayton, Ohio 45469

------------------------- ------ -------------- -------------- --------------------------- --------------- ---------------
Frank J. Perez            60     Trustee        Indefinite;    President and Chief         4               American
KMCN                                            Since 1997     Executive Officer of                        Hospital
3533 Southern Blvd.                                            Kettering Medical Center                    Association;
Kettering, Ohio 45429                                          Network                                     Premier
                                                                                                           Health
                                                                                                           Services
------------------------- ------ -------------- -------------- --------------------------- --------------- ---------------
David H. Ponitz           73     Trustee        Indefinite;    President Emeritus of       4               Dayton
5556 Viewpoint Dr.                              Since 1997     Sinclair Community                          Division
Dayton, Ohio 45459                                             College and Higher                          Advisory
                                                               Education Consultant                        Board -
                                                                                                           Unizan Bank;
                                                                                                           UES Inc.;
                                                                                                           Cord Fordham
                                                                                                           Foundation
------------------------- ------ -------------- -------------- --------------------------- --------------- ---------------

56

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2004

------------------------- ------ -------------- -------------- --------------------------- --------------- ---------------
Name and Address          Age    Position(s)    Term of        Principal Occupation(s)     Number of       Other
                                 Held with      Office and     During Past Five Years      Portfolios in   Directorships
                                 Trust          Length of                                  Fund Complex    Held by
                                                Time Served                                Overseen by     Trustee
                                                                                           Trustee
------------------------- ------ -------------- -------------- --------------------------- --------------- ---------------
Gilbert P. Williamson     67     Trustee        Indefinite;    Director of Tarantella,     4               None
1700 Patterson Blvd.                            Since 1997     Inc., formerly The Santa
Dayton, Ohio 45429                                             Cruise Operations, Inc.
                                                               (a software
                                                               company),
                                                               Director of The
                                                               French Oil Mill
                                                               Machinery
                                                               Company, (a
                                                               manufacturing
                                                               company of heavy
                                                               duty machinery),
                                                               and Director of
                                                               Fifth-Third Bank
                                                               of Western Ohio
                                                               formerly CitFed

------------------------- ------ -------------- -------------- --------------------------- --------------- ---------------

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2004

------------------------- ------ -------------- -------------- --------------------------- --------------- ---------------
Name and Address          Age    Position(s)    Term of        Principal Occupation(s)     Number of       Other
                                 Held with      Office and     During Past Five Years      Portfolios in   Directorships
                                 Trust          Length of                                  Fund Complex    Held by
                                                Time Served                                Overseen by     Trustee
                                                                                           Trustee
------------------------- ------ -------------- -------------- --------------------------- --------------- ---------------
Officers
------------------------- ------ -------------- -------------- --------------------------- --------------- ---------------
Stephen M. Miller*        49     President      One Year;      President and Chief         N/A             N/A
                                                Since 2000     Operating Officer of Dean
                                                               Investment Associates
                                                               LLC. (formerly
                                                               C.H. Dean &
                                                               Associates,
                                                               Inc.), and
                                                               President of 2480
                                                               Securities LLC.
                                                               Mr. Miller joined
                                                               C.H. Dean &
                                                               Associates, Inc.
                                                               in 1992 and has
                                                               held various
                                                               positions with
                                                               C.H. Dean &
                                                               Associates, Inc.
                                                               and 2480
                                                               Securities LLC.
------------------------- ------ -------------- -------------- --------------------------- --------------- ---------------
Debra E. Rindler*         39     Secretary/     One Year;      Vice President, Chief       N/A             N/A
                                 Treasurer      Since 2001     Financial Officer and
                                                               Director of Finance and
                                                               Administration of Dean
                                                               Investment Associates
                                                               LLC (formerly C.H. Dean
                                                               & Associates, Inc.)  Ms.
                                                               Rindler joined C.H. Dean
                                                               & Associates, Inc. in
                                                               1993 and has held various
                                                               positions with C.H. Dean
                                                               & Associates, Inc.
--------------------------------------------------------------------------------------------------------------------- --


     *The address for Dean Investment Associates LLC is 2480 Kettering Tower, Dayton, Ohio 45423-2480
58

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2004

-------------------------------------------------------------------------------------------------------------------- --
Name and Address          Age    Position(s)    Term of        Principal Occupation(s)     Number of       Other
                                 Held with      Office and     During Past Five Years      Portfolios in   Directorships
                                 Trust          Length of                                  Fund Complex    Held by
                                                Time Served                                Overseen by     Trustee
                                                                                           Trustee
------------------------- ------ -------------- -------------- --------------------------- --------------- ---------------
Freddie Jacobs**..        33     Assistant      One Year;      Vice President Fund         N/A             N/A
                                 Treasurer      Since 2004     Administration of Unified
                                                               Fund Services, Inc. since
                                                               2003. Prior to 2003, Mr.
                                                               Jacobs was Assistant Vice
                                                               President of U.S. Bancorp
                                                               Fund Services, L.L.C.
------------------------- ------ -------------- -------------- --------------------------- --------------- ---------------
Heather Barnes**          28     Assistant      One Year;      Fund Administration         N/A             N/A
                                 Secretary      Since 2004     Supervisor of Unified
                                                               Fund Services, Inc. (2004
                                                               to present and 1999 to
                                                               2001). Regional
                                                               Administrative Assistant
                                                               of The Standard Register
                                                               Company (2003 to 2004).
------------------------- ------ -------------- -------------- --------------------------- --------------- ---------------


     ** The address for Unified Fund Services is 431 N. Pennsylvania St., Indianapolis, IN 46204

             Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Dean Family of Funds

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Dean Family of Funds (comprised of the Large Cap Value Fund, Small Cap Value Fund, Balanced Fund, and International Fund, formerly known as International Value Fund) (the Funds) as of March 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the five years then ended. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Dean Family of Funds as of March 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended and their financial highlights for each of the five years then ended, in conformity with U.S. generally accepted accounting principles.


Ernst & Young LLP

/s/ Ernst & Young LLP

Cincinnati, Ohio
May 21, 2004
60
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DEAN Family of Funds
2480 Kettering Tower
Dayton, Ohio  45423

Board of Trustees
Dr. Sam B. Gould
Frank J. Perez
Dr. David H. Ponitz
Gilbert P. Williamson

Investment Adviser
DEAN INVESTMENT ASSOCIATES LLC
2480 Kettering Tower
Dayton, Ohio  45423

Underwriter
2480 SECURITIES LLC
2480 Kettering Tower
Dayton, Ohio  45423

Transfer Agent
UNIFIED FUND SERVICES, INC.
P.O. Box 6110 Indianapolis, IN 46206-6110

Shareholder Service
Nationwide: (Toll-Free) 888-899-8343

Table of Contents

Portfolios of Investments:
        Large Cap Value Fund............ 2
        Small Cap Value Fund............ 4
        Balanced Fund................... 6
        International Fund.............. 8
Financial Statements....................11
Notes to Financial Statements...........45


This report is not authorized for distribution to prospective shareholders of The Dean Family of Funds unless preceded or accompanied by an effective prospectus.

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                                     [logo]

Dean Investment Associates
--------------------------
      Dean Family of Funds

Large Cap Value Fund

Small Cap Value Fund

Balanced Fund

International Fund




[logo]

Annual Report

March 31, 2004

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

         (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
         (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
         (3) Compliance with applicable governmental laws, rules, and regulations;
         (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
         (5)      Accountability for adherence to the code.

(c) Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

 Item 3. Audit Committee Financial Expert.

(a) The registrant's Board of Trustees has determined that the registrant does not have an audit committee financial expert. The Trustees determined at the March 31, 2004 Board of Trustees Meeting that, although as a group they possess the attributes that an audit committee financial expert must possess pursuant to the SEC rules, no one audit committee member has the requisite experience. The Board of Trustees also determined that, as a group, they are able to perform the tasks assigned to the Audit Committee and that they would consider adding an audit committee financial expert to the Audit Committee if future developments warrant such action.


Item 4. Principal Accountant Fees and Services.

(a)      Audit Fees

         FY 2004           $ 45,000
         FY 2003           $ 42,000

(b)      Audit-Related Fees

             None

(c)      Tax Fees

             None

(d)      All Other Fees

             None


(e)      (1)      Audit Committee's Pre-Approval Policies

The Audit Committee does not have pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. Rather, in accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the Trust to render audit or non-audit services, the engagement is approved by the Trust's Audit Committee. In addition, the Audit Committee has agreed that situations might arise during the year that could require the Trust's "independent auditor" to provide accounting or tax consultation on short notice and that, despite management's best efforts to obtain prior approval of the engagement of the independent auditor to provide such services, it might not be possible for the Audit Committee to meet in a timely fashion to approve the engagement. Accordingly, the Audit Committee approved the engagement of the Independent Auditor to provide such additional services to the Trust if management determines that it is appropriate for the Independent Auditor to provide such additional services, the fees for such services do not exceed $10,000, and information about the additional services and related fees is provided to the Audit Committee at it's next regularly scheduled meeting.

         (2)      Percentages of Services Approved by the Audit Committee

                                            Registrant

                  Audit-Related Fees:       100  %
                  Tax Fees:                 100  %
                  All Other Fees:           100  %

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                        Registrant        Adviser

         FY 2004           $ 0              None
         FY 2003           $ 0              None

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.    schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders. None.

Item 10. Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)   Code is filed herewith.

(a)(2) Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(a)(3)   Not Applicable.

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dean Family of Funds

By
*   /s/ Stephen M. Miller
 --------------------------------------
         Stephen M. Miller, President

Date  June 10, 2004
    -----------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
*       /s/ Stephen M. Miller
 --------------------------------------
         Stephen M. Miller, President

Date    June 10, 2004
    -----------------------------------

By
*       /s/ Debra E. Rindler
 --------------------------------------
         Debra E. Rindler, Secretary and Treasurer
Date   June 10, 2004
    -----------------------------------